                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-05012
                    -----------------------------------------

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                               J. Kevin Gao, Esq.
                Credit Suisse Asset Management Income Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code: (212) 875-3500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2004 to December 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.


ANNUAL REPORT
DECEMBER 31, 2004

Credit Suisse Asset Management Income Fund, Inc.
466 Lexington Avenue
New York, NY 10017

OFFICERS AND DIRECTORS

Michael E. Kenneally
DIRECTOR, CHAIRMAN OF THE
BOARD AND CHIEF EXECUTIVE OFFICER

Enrique R. Arzac
DIRECTOR

Lawrence J. Fox
DIRECTOR

James S. Pasman, Jr.
DIRECTOR

William W. Priest, Jr.
DIRECTOR

Richard J. Lindquist
PRESIDENT AND CHIEF INVESTMENT
OFFICER

Emidio Morizio
CHIEF COMPLIANCE
OFFICER

Ajay Mehra
CHIEF LEGAL OFFICER

J. Kevin Gao
SENIOR VICE PRESIDENT

Michael A. Pignataro
CHIEF FINANCIAL OFFICER,
VICE PRESIDENT AND
SECRETARY

Maxine C. Evertz
ASSISTANT SECRETARY

Robert M. Rizza
TREASURER

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017
Phone 1-800-293-1232

ADMINISTRATOR AND CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o Equiserve)
P.o. Box 43010
Providence, Rhode Island 02940-3010
Phone 1-800-730-6001

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Pricewaterhousecoopers LLP
Two Commerce Square
Philadelphia, Pennsylvania 19103

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC. (THE "FUND")
ANNUAL REPORT - DECEMBER 31, 2004

Dear Shareholder:

PERFORMANCE SUMMARY

12/31/03 - 12/31/04

FUND & BENCHMARKS                     PERFORMANCE
------------------------------------  ------------
Fund NAV (as of 12/31/04)             $       4.56
Total Return* (based on NAV)                 13.55%
Total Return (based on market value)          8.60%
Citigroup High-Yield Market Index**
  (CHYMI)                                    10.79%
J. P. Morgan Emerging Markets
  Bond Index Global***                       11.73%

MARKET OVERVIEW: POSITIVE HIGH YIELD ENVIRONMENT

     In our view, a quickening economic recovery, robust corporate earnings growth and a strong credit environment were positive factors for high yield during the Fund's fiscal year. With inflation in check, nominal short term rates remained at their 45-year low for much of the year. The Fed only began tightening at its June 30th meeting, and did so in a well-telegraphed, "measured" pace, raising rates a quarter point at each successive meeting, bringing the fed funds rate to 2.25% by year-end.

     In this low-rate environment, corporate managements took advantage of strong cash flow to repair their balance sheets. Issuance of below investment grade paper set a new high in 2004 at $158 billion, over 60% of which was earmarked for the replacement of higher interest debt. The deleveraging helped drive Moody's default and downgrade/upgrade ratios to cyclical lows. And as the risk premium declined, demand for high yield surged, with investors flocking particularly to lower-rated securities, deemed by some to be safer in the stronger fundamental environment. Spread tightening occurred across the credit spectrum, but was greatest in CCC-rated issues.

STRATEGIC REVIEW: SELECTIVE SECTOR POSITIONING

     The Fund outperformed its CHYMI benchmark primarily due to its relative positioning in outperforming industry sectors and to security selection within those sectors. The Fund's highest relative weightings versus the CHYMI benchmark (in chemicals, gaming, wireless and cable) accounted for strong relative contributions versus the benchmark. Security selection within those sectors, as well as in technology, automobile manufacturing and building products, was also a key driver of return. In emerging markets, we overweighted the debt of commodity-producing countries including Venezuela, Russia and Brazil, all of which benefited from increased raw materials prices. Detractors to performance included our underweight position in industries where, in our view, the fundamentals had weakened, which included the diversified telecom, utilities and energy-other sectors.

OUTLOOK: HIGH HOPES FOR HIGH YIELD

     We expect the fundamental credit environment to remain strong in 2005, as high corporate cash level and refinancing has, in our opinion, reduced the likelihood of default over the next three to six quarters. As we don't expect significant further spread tightening, coupon income could become a large component of total returns. We have a positive view of the wireless, cable and chemicals sectors and will continue to underweight diversified telecom and airlines. In our view, increased CCC-rated issuance in 2004 may be a harbinger of a weaker fundamental environment two to three years out. The Fund will maintain its overweight in B-rated issues and we remain cautious on duration, emphasizing shorter maturity issues.

     Sincerely yours,

/s/ Richard J. Lindquist
Richard J. Lindquist
PRESIDENT AND CHIEF INVESTMENT OFFICER ****

/s/ Michael E. Kenneally
Michael E. Kenneally
DIRECTOR, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER *****

     HIGH YIELD BONDS ARE LOWER-QUALITY BONDS THAT ARE ALSO KNOWN AS "JUNK BONDS." SUCH BONDS ENTAIL GREATER RISKS THAN THOSE FOUND IN HIGHER-RATED SECURITIES. INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS. THE FUND MAY INCLUDE A GREATER DEGREE OF RISK THAN OTHER FUNDS THAT INVEST IN LARGER, MORE-DEVELOPED MARKETS.

     IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

     THE INFORMATION PRESENTED IS FOR INFORMATIONAL PURPOSES ONLY. THIS REPORT IS NOT A RECOMMENDATION TO BUY OR SELL OR A SOLICITATION OF AN OFFER TO BUY OR SELL ANY SECURITIES OR ADOPT ANY INVESTMENT STRATEGY. READERS ARE ADVISED NOT TO INFER OR ASSUME THAT ANY SECURITIES, COMPANIES, SECTORS OR MARKETS DESCRIBED WILL BE PROFITABLE. ALL OPINIONS AND VIEWS CONSTITUTE JUDGMENTS AS OF THE DATE OF WRITING, AND ARE SUBJECT TO CHANGE AT ANY TIME WITHOUT NOTICE.

     *Assuming reinvestment of dividends of $0.42 per share.

     **The Citigroup High-Yield Market Index is a broad-based, unmanaged index of high yield securities that is compiled by Citigroup Global Markets Inc. It does not reflect the impact of taxes. Investors cannot invest directly in an index.

     ***The J.P. Morgan Emerging Markets Bond Index Global is a comprehensive index of emerging market debt securities. Launched in August 1999, it tracks the total returns of U.S. dollar-denominated debt instruments for 27 emerging market countries. Investors cannot invest directly in an index.

     ****Richard J. Lindquist, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He has served in such capacity since November 21, 1996. Prior to that date, he served as Vice President to the Fund, a position he assumed on August 15, 1989. Mr. Lindquist joined CSAM on May 1, 1995 as a result of CSAM's acquisition of CS First Boston Investment Management Corporation ("CSFBIM"). Prior to joining CSAM and beginning in July 1989, he held various offices at CSFBIM. Mr. Lindquist also is President and Chief Investment Officer of Credit Suisse High Yield Bond Fund (NYSE: DHY).

     *****Michael E. Kenneally, is the Chairman and Global Chief Executive Officer of CSAM. He has served in these capacities since April 2003. Previously, he was the Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003. Mr. Kenneally is also Director and/or Chairman of other investment companies advised by CSAM.

TOP TEN HOLDINGS(unaudited)
(as a % of net assets as of 12/31/04)

 1.   Ministry Finance of Russia Series V,
       Debentures 3.00%, 5/14/08                      1.7%
 2.   Westfed Holdings Sr. Debentures
       15.50%, 9/15/99                                1.7%
 3.   Federal Republic of Brazil
       Unsubordinated 11.00%, 8/17/40                 1.5%
 4.   Newark Group, Inc. Sr. Sub. Notes
       9.75%, 3/15/14                                 0.9%
 5.   Russian Federation Series REGS,
       Unsubordinated 5.00%, 3/31/30                  0.9%
 6.   Hard Rock Hotel, Inc. Notes
       8.875%, 6/1/13                                 0.9%
 7.   Federal Republic of Brazil Series 20 yr,
       Bonds 8%, 4/15/14                              0.9%
 8.   Federal Republic of Brazil Series 30 yr,
       Collateralized 3.0625%, 4/15/24                0.7%
 9.   Republic of Turkey Sr. Unsub. Notes
       11.875%, 1/15/30                               0.6%
10.   Cablevision Systems New York Group
       Sr. Notes 8.00%, 4/15/12                       0.6%

CREDIT QUALITY BREAKDOWN (unaudited)
(as a % of total investments as of 12/31/04)

A/A                                                    0.6%
BBB/Baa                                                1.2
BB/Ba                                                 11.6
B/B                                                   46.5
CCC/Caa                                               21.9
CC/Ca                                                  4.2
N/R                                                    6.8
                                                  --------
 Subtotal                                             92.8
Time Deposit                                           6.0
Equities and Other                                     1.2
                                                  --------
 Total                                               100.0%
                                                  ========

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

                                                                   MOODY'S           FACE
                                                                   RATINGS          AMOUNT            VALUE
                                                                 (UNAUDITED)         (000)         (NOTE 1-A)
-----------------------------------------------------------------------------------------------------------------
DOMESTIC SECURITIES (74.7%)

CORPORATE OBLIGATIONS (73.5%)

AEROSPACE (0.5%)
          BE Aerospace, Inc.
           Series B, Sr. Sub. Notes
           8.00%, 3/1/08                                            Caa3        $          300   $        301,875
      (1) L-3 Communications
           Corp.
           Sr. Sub. Notes
           5.875%, 1/15/15                                           Ba3                   650            651,625
          Sequa Corp.
           Sr. Notes
           9.00%, 8/1/09                                             B1                    250            283,125
                                                                                                 ----------------
                     GROUP TOTAL                                                                        1,236,625
                                                                                                 ----------------
AIRLINES (0.3%)
          American Airlines, Inc.
           Series 01-2,
           Pass thru Certs
           7.80%, 10/1/06                                            B1                    550            503,767
          Continental Airlines, Inc.
           Series 991C,
           Pass thru Certs
           6.954%, 8/2/09                                            B2                    177            143,590
                                                                                                 ----------------
                     GROUP TOTAL                                                                          647,357
                                                                                                 ----------------
AUTOMOBILE MANUFACTURING/VEHICLE PARTS (2.4%)
      (2) Aetna Industries, Inc.
           Sr. Notes
           11.875%, 10/1/06                                          N/R                     1                 30
          Autocam Corp.
           Sr. Sub. Notes
           10.875%, 6/15/14                                          B3                    400            396,000
          Cambridge Industries, Inc.
           Sr. Sub. Notes
           10.25%, 7/15/07                                           Aa2                   775              7,746
      (1) Collins & Aikman
           Products Corp.
           Sr. Sub. Notes
           12.875%, 8/24/12                                          B3                  1,350          1,172,812
      (1) Cooper Standard Auto
           Notes
           8.375%, 12/15/14                                          B3                    500            501,250
          Dura Operating Corp.
           Series D, Gtd.
           9.00%, 5/1/09                                             B3                    400            398,000
          Holley Performance
           Products, Inc.
           Series B, Gtd.
           12.25%, 9/15/07                                          Caa3                   365            286,525
          Metaldyne Corp.
           Gtd.
           11.00%, 6/15/12                                          Caa1                   800            668,000
          Motor Coach Industries
           International, Inc.
           Gtd.
           11.25%, 5/1/09                                            Ca                  1,121            644,287
      (1) Stanadyne Corp.
           Sr. Sub. Notes
           10.00%, 8/15/14                                          Caa1        $          400   $        434,000
      (1) Tenneco Automotive, Inc.
           Sr. Sub. Notes
           8.625%, 11/15/14                                          B3                    350            365,750
      (1) Transportation
           Technologies Industries,
           Inc.
           Sr. Sub. Notes
           12.50%, 3/31/10                                          Caa1                   500            516,250
                                                                                                 ----------------
                     GROUP TOTAL                                                                        5,390,650
                                                                                                 ----------------
BROADBAND (0.2%)
      (1) Level 3 Financing, Inc.
           Sr. Notes
           10.75%, 10/15/11                                         Caa1                   250            227,500
          Primus
           Telecommunications
           Group, Inc.
           Sr. Notes
           8.00%, 1/15/14                                            B3                    250            221,250
                                                                                                 ----------------
                     GROUP TOTAL                                                                          448,750
                                                                                                 ----------------
BROADCAST/OUTDOOR (0.6%)
          Emmis Operating, Co.
           Sr. Subordinated
           6.875%, 5/15/12                                           B2                    250            262,812
          Interep National Radio
           Sales, Inc.
           Series B, Gtd.
           10.00%, 7/1/08                                            Ca                    250            189,687
      (3) Paxson Communications
           Corp.
           Gtd.
           0.00%, 1/15/09                                           Caa1                   500            470,000
          Sinclair Broadcast
           Group, Inc.
           Gtd.
           8.75%, 12/15/11                                           B2                    450            492,187
                                                                                                 ----------------
                     GROUP TOTAL                                                                        1,414,686
                                                                                                 ----------------
BUILDING PRODUCTS (2.3%)
      (3) Associated Materials, Inc.
           Sr. Discount Notes
           0.00%, 3/1/14                                            Caa2                   750            543,750
          Building Materials Corp.
           Series B, Sr. Notes
           7.75%, 7/15/05                                            B2                    250            255,625
      (1) Building Materials Corp.
           of America
           Sr. Notes
           7.75%, 8/1/14                                             B2                    300            304,125
          Dayton Superior Corp.:
           Gtd.
           13.00%, 6/15/09                                          Caa2                   720            752,400
           Secured
           10.75%, 9/15/08                                           B3                    250            268,750

 The accompanying notes are an integral part of the financial statements.

                                                                   MOODY'S           FACE
                                                                   RATINGS          AMOUNT            VALUE
                                                                 (UNAUDITED)         (000)         (NOTE 1-A)
-----------------------------------------------------------------------------------------------------------------
      (1) Goodman Global
           Holdings Co., Inc.
           Sr. Sub. Notes
           7.875%, 12/15/12                                         Caa1        $          250   $        248,750
          Interface, Inc.
           Sr. Sub. Notes
           9.50%, 2/1/14                                            Caa3                   400            438,000
      (3) Norcraft Holdings/Capital
           Sr. Discount Notes
           0.00%, 9/1/12                                            Caa1                   250            188,750
          Ply Gem Industries, Inc.
           Sr. Sub. Notes
           9.00%, 2/15/12                                            B3                    400            408,000
      (1) RMCC Acquisition Co.
           Sr. Sub. Notes
           9.50%, 11/1/12                                           Caa1                   500            501,250
      (1) THL Buildco (Nortek), Inc.
           Sr. Sub. Notes
           8.50%, 9/1/14                                             B3                    300            315,000
          Texas Industries, Inc.
           Sr. Notes
           10.25%, 6/15/11                                           B1                    250            293,750
          Werner Holdings Co., Inc.
           Series A, Gtd.
           10.00%, 11/15/07                                          B3                    800            668,000
                                                                                                 ----------------
                     GROUP TOTAL                                                                        5,186,150
                                                                                                 ----------------
CABLE (6.6%)
      (2) Adelphia Communications
           Corp.
           Series B, Sr. Notes
           8.375%, 2/1/08                                            N/R                   800            758,000
      (1) Atlantic Broadband
           Finance LLC
           Sr. Sub. Notes
           9.375%, 1/15/14                                          Caa1                   500            486,250
          CSC Holdings, Inc.:
           Series B, Debentures
           8.125%, 8/15/09                                           B1                    150            164,812
           Series B, Sr. Notes
           7.625%, 4/1/11                                            B1                    200            216,500
      (1) Cablevision Systems
           Group Corp.
           Sr. Notes
           8.00%, 4/15/12                                            B3                  1,250          1,340,625
      (2) Century Communications
           Corp.
           Series B, Sr. Discount
           Notes
           0.00%, 1/15/08                                            N/R                   500            352,500
           Sr. Discount Notes
           0.00%, 3/15/03                                            N/R                   500            532,500
           Sr. Notes
           8.75%, 10/1/07                                            N/R                   450            531,000
          Charter Communications
           Holdings LLC:
           Sr. Discount Notes
           9.92%, 4/1/11                                             Ca                  1,200          1,029,000
           Sr. Notes
           8.625%, 4/1/09                                            Ca                    750            654,375
           8.75%, 11/15/13                                           B3                    500            518,750
           10.25%, 1/15/10                                           Ca                    950            838,375
   (2)(4) DIVA Systems Corp.
           Series B, Sr. Discount
           Notes
           12.625%, 3/1/08                                           N/R        $        3,014   $          7,536
      (2) Frontiervision Holdings LP
           Series B, Sr. Discount
           Notes
           11.875%, 9/15/07                                          N/R                   500            670,000
      (3) Insight Communications
           Co., Inc.
           Sr. Discount Notes
           0.00%, 2/15/11                                           Caa2                   250            244,375
          Insight Midwest/Insight
           Capital:
           Sr. Notes
           9.75%, 10/1/09                                            B2                    900            947,250
           10.50%, 11/1/10                                           B2                    500            550,000
          Jones Intercable, Inc.
           Sr. Notes
           7.625%, 4/15/08                                          Baa3                   450            498,265
          Mediacom LLC/Capital
           Corp.:
           Series B, Sr. Notes
           8.50%, 4/15/08                                            B3                    871            892,775
           Sr. Notes
           7.875%, 2/15/11                                           B3                    850            837,250
          Northland Cable
           Television, Inc.
           Gtd.
           10.25%, 11/15/07                                         Caa3                   750            750,000
      (2) Olympus Communications,
           L.P./Olympus Capital
           Corp.
           Series B, Sr. Notes
           10.625%, 11/15/06                                         N/R                   892          1,177,440
          Renaissance Media
           Group LLC
           Gtd.
           10.00%, 4/15/08                                           B3                    953            986,355
                                                                                                 ----------------
                     GROUP TOTAL                                                                       14,983,933
                                                                                                 ----------------
CAPITAL GOODS (1.2%)
          Blount, Inc.
           Sr. Sub. Notes
           8.875%, 8/1/12                                           Caa1                   250            272,500
      (1) Case New Holland, Inc.
           Sr. Notes
           9.25%, 8/1/11                                             Ba3                   350            391,125
          JII Holdings LLC
           Secured
           13.00%, 4/1/07                                           Caa2                   760            707,172
          Motors & Gears, Inc.
           Series D, Sr. Notes
           10.75%, 11/15/06                                         Caa1                   950            933,375
          SPX Corp.
           Sr. Notes
           6.25%, 6/15/11                                            Ba3                   350            371,000
                                                                                                 ----------------
                     GROUP TOTAL                                                                        2,675,172
                                                                                                 ----------------

The accompanying notes are an integral part of the financial statements.

                                                                   MOODY'S           FACE
                                                                   RATINGS          AMOUNT            VALUE
                                                                 (UNAUDITED)         (000)         (NOTE 1-A)
-----------------------------------------------------------------------------------------------------------------
CHEMICALS (3.7%)
      (1) Crompton Corp.
           Sr. Notes
           9.875%, 8/1/12                                            B1         $          350   $        402,500
   (1)(3) Crystal U.S. Holdings/
           U.S. Sub3
           Sr. Discount Notes
           0.00%, 10/1/14                                           Caa2                   700            483,000
          Equistar Chemicals L.P./
           Equistar Funding Corp.
           Sr. Notes
           10.625%, 5/1/11                                           B2                    350            407,750
      (3) HMP Equity Holdings
           Corp.
           Sr. Discount Notes
           0.00%, 5/15/08                                            N/R                   500            333,125
      (3) Huntsman International
           Holdings LLC
           Sr. Discount Notes
           0.00%, 12/31/09                                          Caa2                   250            141,250
      (1) Huntsman Co. LLC:
           Gtd.
           11.625%, 10/15/10                                         B2                    500            593,750
           11.50%, 7/15/12                                           B3                    400            475,000
          IMC Global, Inc.
           Sr. Notes
           10.875%, 8/1/13                                           B1                    350            439,250
          ISP Chemco, Inc.
           Series B, Gtd.
           10.25%, 7/1/11                                            B1                    250            283,750
   (1)(3) KI Holdings, Inc.
           Sr. Discount Notes
           0.00%, 11/15/14                                          Caa2                   600            387,000
      (1) Kraton Polymers LLC/
           Capital Corp.
           Sr. Sub. Notes
           8.125%, 1/15/14                                          Caa1                   350            366,625
          Lyondell Chemical Co.:
           Gtd.
           10.50%, 6/1/13                                            B1                    850          1,015,750
           Series B, Secured
           9.875%, 5/1/07                                            B1                    411            432,577
          Millennium America, Inc.
           Gtd.
           9.25%, 6/15/08                                            B1                    500            571,250
          Nalco Co.
           Sr. Sub. Notes
           8.875%, 11/15/13                                         Caa1                   400            441,000
          Polyone Corp.
           Gtd.
           10.625%, 5/15/10                                          B3                    400            452,000
          Radnor Holdings Corp.
           Sr. Notes
           11.00%, 3/15/10                                          Caa1                   250            215,625
          Resolution Performance
           Products LLC
           Sr. Sub. Notes
           13.50%, 11/15/10                                         Caa2                   500            546,250
          Terra Capital, Inc.
           Secured
           11.50%, 6/1/10                                           Caa1                   357            408,765
                                                                                                 ----------------
                     GROUP TOTAL                                                                        8,396,217
                                                                                                 ----------------
COMPETITIVE LOCAL EXCHANGE CARRIER (0.8%)
          Madison River Capital/
           Madison River Finance
           Sr. Notes
           13.25%, 3/1/10                                           Caa1        $          871   $        944,492
          Time Warner Telecom,
           LLC
           Sr. Notes
           9.75%, 7/15/08                                            B3                    800            814,000
                                                                                                 ----------------
                     GROUP TOTAL                                                                        1,758,492
                                                                                                 ----------------
CONSUMER PRODUCTS/TOBACCO (3.0%)
   (1)(3) AAC Group Holding Corp.
           Sr. Discount Notes
           0.00%, 10/1/12                                           Caa1                   400            271,000
          Ames True Temper, Inc.
           Sr. Sub. Notes
           10.00%, 7/15/12                                          Caa1                   600            618,000
          Amscan Holdings, Inc.
           Sr. Sub. Notes
           8.75%, 5/1/14                                             B3                    300            301,500
          DIMON, Inc.
           Sr. Notes
           7.75%, 6/1/13                                             B1                    500            527,500
      (2) Diamond Brands
           Operating Corp.
           Gtd.
           10.125%, 4/15/08                                          N/R                 2,000             40,000
          General Binding Corp.
           Gtd.
           9.375%, 6/1/08                                           Caa1                   700            703,500
      (1) Interactive Health LLC
           Sr. Notes
           7.25%, 4/1/11                                             B3                    400            350,000
      (3) Johnsondiversey
           Holdings, Inc.
           Discount Notes
           0.00%, 5/15/13                                            B3                    600            522,000
          Leiner Health Products,
           Inc.
           Sr. Sub. Notes
           11.00%, 6/1/12                                            B3                    250            274,375
          PCA LLC/PCA Finance
           Corp.
           Sr. Notes
           11.875%, 8/1/09                                           B3                    650            575,250
          Playtex Products, Inc.
           Gtd.
           9.375%, 6/1/11                                           Caa2                   500            536,250
      (1) Prestige Brands, Inc.
           Sr. Sub. Notes
           9.25%, 4/15/12                                           Caa1                   500            533,750
          Rayovac Corp.
           Sr. Sub. Notes
           8.50%, 10/1/13                                            B3                    250            278,750
          Remington Arms Co., Inc.
           Gtd.
           10.50%, 2/1/11                                            B3                    115            111,550
          Samsonite Corp.
           Sr. Sub. Notes
           8.875%, 6/1/11                                            B3                    250            271,875

    The accompanying notes are an integral part of the financial statements.

                                                                   MOODY'S           FACE
                                                                   RATINGS          AMOUNT            VALUE
                                                                 (UNAUDITED)         (000)         (NOTE 1-A)
-----------------------------------------------------------------------------------------------------------------
          Sealy Mattress Co.
           Sr. Sub. Notes
           8.25%, 6/15/14                                            B2         $          400   $        426,000
          United Industries Corp.
           Series D, Gtd.
           9.875%, 4/1/09                                            N/R                   400            420,500
                                                                                                 ----------------
                     GROUP TOTAL                                                                        6,761,800
                                                                                                 ----------------
CONTAINERS (2.1%)
          AEP Industries, Inc.
           Sr. Sub. Notes
           9.875%, 11/15/07                                          B3                    650            664,625
          Berry Plastics Corp.
           Gtd.
           10.75%, 7/15/12                                           B3                    600            690,000
      (1) Graham Packaging Co.
           Sub. Notes
           9.875%, 10/15/14                                         Caa2                   350            375,375
          Graphic Packaging
           International Corp.
           Sr. Sub. Notes
           9.50%, 8/15/13                                            B3                    250            285,625
      (1) Intertape Polymer U.S., Inc.
           Sr. Sub. Notes
           8.50%, 8/1/14                                             B3                    300            306,375
          Owens-Illinois, Inc.
           Sr. Notes
           8.10%, 5/15/07                                            B3                    850            909,500
          Pliant Corp.
           Gtd.
           13.00%, 6/1/10                                           Caa2                   850            833,000
          Solo Cup Co.
           Sr. Sub. Notes
           8.50%, 2/15/14                                            B3                    500            522,500
          U.S. Can Corp.
           Gtd.
           10.875%, 7/15/10                                         Caa1                   250            266,250
                                                                                                 ----------------
                     GROUP TOTAL                                                                        4,853,250
                                                                                                 ----------------
DIVERSIFIED TELECOMMUNICATIONS (0.6%)
          Cincinnati Bell, Inc.
           Sr. Sub. Notes
           8.375%, 1/15/14                                           B3                    250            254,375
      (1) Qwest Communications
           International, Inc.
           Sr. Notes
           7.50%, 2/15/14                                            B3                    300            304,500
          Qwest Corp.:
           Notes
           6.625%, 9/15/05                                           Ba3                   500            512,500
      (1)  Sr. Notes
           7.875%, 9/1/11                                            Ba3                   250            272,500
                                                                                                 ----------------
                     GROUP TOTAL                                                                        1,343,875
                                                                                                 ----------------
ENERGY/OTHER (2.1%)
          Dynegy Holdings, Inc.:
      (1)  Secured
           10.125%, 7/15/13                                          B3                    250            287,500
           Sr. Notes
           6.875%, 4/1/11                                           Caa2                   250            241,875
           8.75%, 2/15/12                                           Caa2                   600            631,500
          El Paso CGP Co.:
           Notes
           6.375%, 2/1/09                                           Caa1        $          250   $        250,312
           7.75%, 6/15/10                                           Caa1                   250            262,500
          El Paso Corp.
           Sr. Notes
           7.00%, 5/15/11                                           Caa1                   500            508,125
          El Paso Natural Gas
           Series A, Sr. Notes
           7.625%, 8/1/10                                            B1                    250            275,000
          El Paso Production
           Holding Co.
           Gtd.
           7.75%, 6/1/13                                             B3                    750            789,375
          Giant Industries, Inc.:
           Gtd.
           11.00%, 5/15/12                                           B3                    186            216,690
           Sr. Sub. Notes
           8.00%, 5/15/14                                            B3                    200            210,000
      (1) Gulfmark Offshore, Inc.
           Sr. Notes
           7.75%, 7/15/14                                            B2                    250            266,250
          Reliant Energy, Inc.
           Secured
           6.75%, 12/15/14                                           B1                    250            249,687
          Reliant Resources, Inc.
           Secured
           9.50%, 7/15/13                                            B1                    500            570,625
                                                                                                 ----------------
                     GROUP TOTAL                                                                        4,759,439
                                                                                                 ----------------
ENVIRONMENTAL SERVICES (0.4%)
          Allied Waste North
           America, Inc.
           Series B, Sr. Notes
           7.375%, 4/15/14                                          Caa1                   500            481,250
      (1) Waste Services, Inc.
           Sr. Sub. Notes
           9.50%, 4/15/14                                            Ca                    400            400,000
                                                                                                 ----------------
                     GROUP TOTAL                                                                          881,250
                                                                                                 ----------------
FINANCE (2.0%)
      (1) E*Trade Financial Corp.
           Sr. Notes
           8.00%, 6/15/11                                            B1                    250            270,000
      (1) Rainbow National
           Services LLC
           Sr. Notes
           8.75%, 9/1/12                                             B3                    250            275,625
          Westfed Holdings:
      (2)  Debentures
           15.50%, 9/15/99                                           N/R                 2,000          3,800,000
      (4)  Sr. Debentures
           25.00%, 8/22/09                                           N/R                   121            121,025
                                                                                                 ----------------
                     GROUP TOTAL                                                                        4,466,650
                                                                                                 ----------------
FOOD PROCESSORS/BEVERAGE/BOTTLING (1.4%)
          Agrilink Foods, Inc.
           Gtd.
           11.875%, 11/1/08                                          B3                    100            104,625

    The accompanying notes are an integral part of the financial statements.

                                                                   MOODY'S           FACE
                                                                   RATINGS          AMOUNT            VALUE
                                                                 (UNAUDITED)         (000)         (NOTE 1-A)
-----------------------------------------------------------------------------------------------------------------
          Eagle Family Foods, Inc.
           Series B, Gtd.
           8.75%, 1/15/08                                           Caa2        $          471   $        364,637
          Land O'Lakes, Inc.
           Sr. Notes
           8.75%, 11/15/11                                           B3                    800            800,000
      (1) Le-Natures, Inc.
           Sr. Sub. Notes
           9.00%, 6/15/13                                           Caa1                   250            277,500
          National Wine & Spirits,
           Inc.
           Gtd.
           10.125%, 1/15/09                                          B3                    220            218,900
      (1) Pinnacle Foods Holding
           Corp.
           Sr. Sub. Notes
           8.25%, 12/1/13                                            B3                    400            383,000
          Swift & Co.:
           Gtd.
           10.125%, 10/1/09                                          B1                    250            280,000
           Sr. Sub. Notes
           12.50%, 1/1/10                                            B2                    300            340,500
          Wornick Co.
           Secured
           10.875%, 7/15/11                                          B2                    400            436,000
                                                                                                 ----------------
                     GROUP TOTAL                                                                        3,205,162
                                                                                                 ----------------
GAMING (5.6%)
          American Casino &
           Entertainment
           Properties LLC
           Secured
           7.85%, 2/1/12                                             B2                    500            533,750
          Ameristar Casinos, Inc.
           Gtd.
           10.75%, 2/15/09                                           B2                    920          1,030,400
          Argosy Gaming Co.:
           Sr. Sub. Notes
           9.00%, 9/1/11                                             Ba3                   250            280,000
           7.00%, 1/15/14                                            B1                    250            277,500
          Aztar Corp.
           Sr. Sub. Notes
           7.875%, 6/15/14                                          Ba3                    250            276,875
          Boyd Gaming Corp.
           Gtd.
           9.25%, 8/1/09                                            Ba3                    600            648,000
      (1) Chukchansi Economic
           Development Authority
           Sr. Notes
           14.50%, 6/15/09                                           N/R                 1,000          1,265,000
          Circus & Eldorado/Silver
           Legacy Capital Corp.
           First Mortgage Notes
           10.125%, 3/1/12                                           B1                    500            546,250
          Hard Rock Hotel, Inc.
           Notes
           8.875%, 6/1/13                                            B3                  1,800          1,998,000
          Herbst Gaming, Inc.
           Sr. Sub. Notes
           8.125%, 6/1/12                                            B3                    300            322,500
          Inn of the Mountain Gods
           Sr. Notes
           12.00%, 11/15/10                                          B3                    400            470,000
          Isle of Capri Casinos, Inc.
           Sr. Sub. Notes
           7.00%, 3/1/14                                             B2         $          400   $        410,000
          MGM Mirage, Inc.:
           Gtd.
           9.75%, 6/1/07                                             Ba2                   100            111,500
           Sr. Notes
           6.75%, 9/1/12                                             Ba1                   250            264,375
          Majestic Star Casino LLC
           Gtd.
           9.50%, 10/15/10                                           B2                    750            798,750
          Mohegan Tribal Gaming
           Authority
           Sr. Sub. Notes
           7.125%, 8/15/14                                           Ba3                   250            264,375
          Park Place Entertainment
           Corp.:
           Sr. Sub. Notes
           7.875%, 12/15/05                                          Ba2                   150            156,000
           9.375%, 2/15/07                                           Ba2                   500            552,500
          Penn National Gaming,
           Inc.
           Series B, Gtd.
           11.125%, 3/1/08                                           B2                    850            911,625
          River Rock Entertainment
           Authority
           Sr. Notes
           9.75%, 11/1/11                                            B2                    400            450,500
          Riviera Holdings Corp.
           Gtd.
           11.00%, 6/15/10                                           B2                    700            785,750
          Venetian Casino Resort
           LLC
           Gtd.
           11.00%, 6/15/10                                           B2                    180            206,325
      (1) Waterford Gaming LLC
           Sr. Notes
           8.625%, 9/15/12                                           B1                    228            245,100
   (2)(4) Windsor Woodmont Black
           Hawk
           Series B, First Mortgage
           Notes
           13.00%, 3/15/05                                           N/R                   290              8,700
                                                                                                 ----------------
                     GROUP TOTAL                                                                       12,813,775
                                                                                                 ----------------
HEALTHCARE FACILITIES/SUPPLIES (2.4%)
          Ardent Health Services
           LLC
           Sr. Sub. Notes
           10.00%, 8/15/13                                           B3                    250            263,750
      (1) Beverly Enterprises, Inc.
           Sr. Sub. Notes
           7.875%, 6/15/14                                           B2                    250            269,375
   (1)(3) CDRV Investors, Inc.
           Sr. Discount Notes
           0.00%, 1/1/15                                            Caa2                   800            501,000
          Concentra Operating
           Corp.
           Gtd.
           9.50%, 8/15/10                                            B3                    250            283,750

    The accompanying notes are an integral part of the financial statements.

                                                                   MOODY'S           FACE
                                                                   RATINGS          AMOUNT            VALUE
                                                                 (UNAUDITED)         (000)         (NOTE 1-A)
-----------------------------------------------------------------------------------------------------------------
          Fisher Scientific
           International, Inc.
           Sr. Sub. Notes
           8.125%, 5/1/12                                            Ba3        $          260   $        289,900
      (3) MQ Associates, Inc.
           Sr. Discount Notes
           0.00%, 8/15/12                                           Caa1                 1,000            760,000
          Medquest, Inc.
           Series B, Gtd.
           11.875%, 8/15/12                                          B3                    600            708,000
      (1) National Mentor, Inc.
           Sr. Sub. Notes
           9.625%, 12/1/12                                           B3                    400            427,000
      (1) Tenet Healthcare Corp.
           Sr. Notes
           9.875%, 7/1/14                                            B3                    250            273,750
          Triad Hospitals, Inc.
           Sr. Sub. Notes
           7.00%, 11/15/13                                           B3                  1,000          1,027,500
          Universal Hospital
           Services, Inc.
           Sr. Notes
           10.125%, 11/1/11                                          B3                    250            261,250
      (1) Vanguard Health
           Holdings II
           Sr. Sub. Notes
           9.00%, 10/1/14                                           Caa1                   350            376,250
                                                                                                 ----------------
                     GROUP TOTAL                                                                        5,441,525
                                                                                                 ----------------
HOME BUILDERS (0.8%)
          Tech Olympic USA, Inc.
           Gtd.
           9.00%, 7/1/10                                             Ba3                   500            537,500
          Toll Corp.
           Sr. Sub. Notes
           8.25%, 12/1/11                                            Ba2                   250            277,500
          WCI Communities, Inc.
           Gtd.
           10.625%, 2/15/11                                          Ba3                   650            724,750
          William Lyon Homes, Inc.
           Sr. Notes
           7.50%, 2/15/14                                            B2                    250            241,250
                                                                                                 ----------------
                     GROUP TOTAL                                                                        1,781,000
                                                                                                 ----------------
INDUSTRIAL (1.5%)
      (1) Altra Industrial Motion
           Secured
           9.00%, 12/1/11                                            B3                    400            408,000
      (1) Amsted Industries, Inc.
           Sr. Notes
           10.25%, 10/15/11                                          B3                    250            283,750
          Amtrol, Inc.
           Sr. Sub. Notes
           10.625%, 12/31/06                                        Caa3                   600            529,500
      (1) Coleman Cable, Inc.
           Sr. Notes
           9.875%, 10/1/12                                           B3                    400            427,000
      (1) Hawk Corp.
           Sr. Notes
           8.75%, 11/1/14                                            B2                    250            257,500
          Polypore, Inc.
           Sr. Sub. Notes
           8.75%, 5/15/12                                           Caa1        $          400   $        420,000
          True Temper Sports, Inc.
           Gtd.
           8.375%, 9/15/11                                          Caa1                   450            420,750
          Wolverine Tube, Inc.
           Gtd.
           10.50%, 4/1/09                                            B3                    550            602,250
                                                                                                 ----------------
               GROUP TOTAL                                                                              3,348,750
                                                                                                 ----------------
LEISURE (2.7%)
          AMC Entertainment, Inc.:
           Sr. Sub. Notes
           9.875%, 2/1/12                                            B3                    650            711,750
           8.00%, 3/1/14                                             B3                    400            400,000
          Affinity Group, Inc.
           Sr. Sub. Notes
           9.00%, 2/15/12                                            B3                    250            271,875
          Bally Total Fitness
           Holding Corp.
           Sr. Notes
           10.50%, 7/15/11                                           B3                    350            354,375
          Bluegreen Corp.
           Series B, Gtd.
           10.50%, 4/1/08                                            B3                  1,000          1,025,000
          Booth Creek Ski Holdings,
           Inc.
           Series B, Gtd.
           12.50%, 3/15/07                                          Caa1                 1,147          1,161,337
      (3) Cinemark, Inc.
           Sr. Discount Notes
           0.00%, 3/15/14                                           Caa1                   400            304,000
          Cinemark USA, Inc.
           Sr. Sub. Notes
           9.00%, 2/1/13                                             B3                    250            286,562
          Six Flags, Inc.:
           Sr. Notes
           9.75%, 4/15/13                                           Caa1                   400            408,000
           9.625%, 6/1/14                                           Caa1                   500            505,000
   (1)(3) WMG Holdings Corp.
           Sr. Discount Notes
           0.00%, 12/15/14                                          Caa2                 1,250            804,688
                                                                                                 ----------------
                     GROUP TOTAL                                                                        6,232,587
                                                                                                 ----------------
LODGING (0.8%)
          CapStar Hotel Co.
           Sr. Sub. Notes
           8.75%, 8/15/07                                           Caa1                   250            255,313
          Felcor Lodging LP
           Gtd.
           8.50%, 6/1/11                                             B1                    425            483,438
          HMH Properties, Inc.
           Series B, Gtd.
           7.875%, 8/1/08                                            Ba3                   126            130,095
          Host Marriot LP
           Series I, Gtd.
           9.50%, 1/15/07                                            Ba3                   600            660,000

    The accompanying notes are an integral part of the financial statements.

                                                                   MOODY'S           FACE
                                                                   RATINGS          AMOUNT            VALUE
                                                                 (UNAUDITED)         (000)         (NOTE 1-A)
-----------------------------------------------------------------------------------------------------------------
          John Q. Hammons Hotel
           LP
           Series B, First
           Mortgage Notes
           8.875%, 5/15/12                                           B2         $          300   $        340,500
                                                                                                 ----------------
                     GROUP TOTAL                                                                        1,869,346
                                                                                                 ----------------
METALS & MINING (1.9%)
          AK Steel Corp.:
           Gtd.
           7.875%, 2/15/09                                           B3                    250            255,938
           7.75%, 6/15/12                                            B3                    300            310,500
      (1) Alpha Natural Resources
           Gtd.
           10.00%, 6/1/12                                            B3                    500            572,500
         Earle M. Jorgensen Co.
           Secured
           9.75%, 6/1/12                                             B2                    500            565,000
      (1) IMCO Recycling Escrow
           Sr. Notes
           9.00%, 11/15/14                                           B3                    300            313,500
          International Steel Group,
           Inc.
           Sr. Notes
           6.50%, 4/15/14                                            Ba3                 1,000          1,077,500
          Ispat Inland ULC
           Secured
           9.75%, 4/1/14                                             B3                    259            321,160
          Metallurg, Inc.
           Series B, Gtd.
           11.00%, 12/1/07                                           Ca                    571            499,188
      (2) WCI Steel, Inc.
           Series B, Sr. Notes
           10.00%, 12/1/04                                           N/R                   250            202,500
          Wise Metals Group LLC
           Secured
           10.25%, 5/15/12                                           B2                    250            253,750
                                                                                                 ----------------
                     GROUP TOTAL                                                                        4,371,536
                                                                                                 ----------------
OIL EQUIPMENT (0.2%)
          Parker Drilling Co.
           Series B, Gtd.
           10.125%, 11/15/09                                         B2                    377            396,321
                                                                                                 ----------------
PAPER & FOREST PRODUCTS (2.4%)
          Appleton Papers, Inc.
           Sr. Sub. Notes
           9.75%, 6/15/14                                            B3                    350            388,500
          Blue Ridge Paper Product,
           Inc.
           Secured
           9.50%, 12/15/08                                           B2                    350            331,625
          Caraustar Industries, Inc.
           Gtd.
           9.875%, 4/1/11                                           Caa1                   434            473,060
          Cellu Tissue Holdings, Inc.
           Secured
           9.75%, 3/15/10                                            B2                    250            260,625
          Georgia-Pacific Corp.
           Gtd.
           9.375%, 2/1/13                                            Ba2                 1,000          1,170,000
          Newark Group, Inc.
           Sr. Sub. Notes
           9.75%, 3/15/14                                           Caa1        $        2,000   $      2,140,000
          Stone Container Corp.
           Sr. Notes
           8.375%, 7/1/12                                            B2                    600            657,000
                                                                                                 ----------------
                     GROUP TOTAL                                                                        5,420,810
                                                                                                 ----------------
PUBLISHING (2.0%)
      (1) CBD Media Holdings/
           CBD Holdings Finance,
           Inc.
           Sr. Notes
           9.25%, 7/15/12                                           Caa2                   500            516,875
          Dex Media East LLC
           Gtd.
           12.125%, 11/15/12                                         B2                    200            244,750
          Dex Media, Inc.:
      (3)  Discount Notes
           0.00%, 11/15/13                                           B3                    500            394,375
           Notes
           8.00%, 11/15/13                                           B3                    250            271,875
          Haights Cross
           Operating Co.:
           Gtd.
           11.75%, 8/15/11                                          Caa1                   350            397,250
      (1)  Sr. Notes
           11.75%, 8/15/11                                          Caa1                   100            113,500
          Houghton Mifflin Co.:
      (3)  Sr. Discount Notes
           0.00%, 10/15/13                                          Caa2                   250            185,000
           Sr. Notes
           8.25%, 2/1/11                                             B3                    300            321,000
          Liberty Group Publishing,
           Inc.
           Debentures
           11.625%, 2/1/09                                          Caa2                   900            914,625
          PRIMEDIA, Inc.
           Sr. Notes
           8.00%, 5/15/13                                            B3                    350            361,813
   (2)(4) Premier Graphics, Inc.
           Gtd.
           11.50%, 12/1/05                                           N/R                 2,000                  0
           Sheridan Acquisition Corp.
           Secured
           10.25%, 8/15/11                                           B1                    300            329,625
      (1) WDAC Subsidiary Corp.
           Sr. Notes
           8.375%, 12/1/14                                           B2                    500            495,625
                                                                                                 ----------------
                     GROUP TOTAL                                                                        4,546,313
                                                                                                 ----------------
RESTAURANTS (1.6%)
          Buffets, Inc.
           Sr. Sub. Notes
           11.25%, 7/15/10                                           B3                    500            537,500
      (1) Carrols Corp.
           Sr. Sub. Notes
           9.00%, 1/15/13                                            B3                    150            156,000
      (1) Denny's Corp./ Denny's
           Holdings, Inc.
           Sr. Notes
           10.00%, 10/1/12                                          Caa1                   500            540,625

    The accompanying notes are an integral part of the financial statements.

                                                                   MOODY'S           FACE
                                                                   RATINGS          AMOUNT            VALUE
                                                                 (UNAUDITED)         (000)         (NOTE 1-A)
-----------------------------------------------------------------------------------------------------------------
          El Pollo Loco, Inc.
           Secured
           9.25%, 12/15/09                                           B2         $          250   $        264,375
          Friendly Ice Cream Corp.
           Sr. Notes
           8.375%, 6/15/12                                           B2                    500            493,125
      (1) Landry's Restaurants, Inc.
           Sr. Notes
           7.50%, 12/15/14                                           B2                    350            349,125
          O'Charley's, Inc.
           Sr. Sub. Notes
           9.00%, 11/1/13                                            Ba3                   400            430,000
   (2)(4) Romacorp, Inc.
           Sr. Notes
           10.50%, 12/31/08                                          N/R                 1,102            722,072
          Sbarro, Inc.
           Gtd.
           11.00%, 9/15/09                                          Caa2                   125            126,875
                                                                                                 ----------------
                     GROUP TOTAL                                                                        3,619,697
                                                                                                 ----------------
RETAIL- FOOD & DRUG (0.7%)
      (1) Duane Reade, Inc.
           Sr. Sub. Notes
           9.75%, 8/1/11                                            Caa1                   500            457,500
          Great Atlantic & Pacific
           Tea Company, Inc.
           Sr. Notes
           9.125%, 12/15/11                                         Caa1                   400            377,000
      (1) Rite Aid Corp.
           Notes
           6.125%, 12/15/08                                         Caa1                   300            283,500
          Roundy's, Inc.
           Series B, Gtd.
           8.875%, 6/15/12                                           B2                    200            219,500
          Stater Brothers Holdings,
           Inc.
           Sr. Notes
           8.125%, 6/15/12                                           B1                    150            159,375
                                                                                                 ----------------
                     GROUP TOTAL                                                                        1,496,875
                                                                                                 ----------------
RETAIL STORES (1.4%)
          Asbury Automotive
           Group Co.
           Gtd.
           9.00%, 6/15/12                                            B3                    400            422,000
   (2)(4) Flooring America, Inc.
           Series B, Gtd.
           9.25%, 10/15/07                                           N/R                   703                  0
          Michaels Stores, Inc.
           Sr. Notes
           9.25%, 7/1/09                                             Ba1                   400            430,628
          NBTY, Inc.
           Series B, Sr. Sub. Notes
           8.625%, 9/15/07                                           B1                    400            408,000
          Nebraska Book Co., Inc.
           Sr. Sub. Notes
           8.625%, 3/15/12                                          Caa1                   500            515,000
          Perry Ellis International,
           Inc.
           Series B, Sr. Sub. Notes
           8.875%, 9/15/13                                           B3                    250            263,750
      (1) Southern States COOP, Inc.
           Sr. Notes
           10.50%, 10/15/10                                          B3         $          750   $        772,500
          United Auto Group, Inc.
           Gtd.
           9.625%, 3/15/12                                           B3                    250            277,500
                                                                                                 ----------------
                     GROUP TOTAL                                                                        3,089,378
                                                                                                 ----------------
SATELLITE (0.2%)
          Echostar DBS Corp.
           Sr. Notes
           9.125%, 1/15/09                                           Ba3                   195            215,475
      (1) PanAMSat Corp.
           Gtd.
           9.00%, 8/15/14                                            B2                    300            336,375
                                                                                                 ----------------
                     GROUP TOTAL                                                                          551,850
                                                                                                 ----------------
SECONDARY OIL & GAS PRODUCERS (1.8%)
      (1) Belden & Blake Corp.
           Secured
           8.75%, 7/15/12                                            B3                    250            255,000
          Chesapeake Energy Corp.:
           Sr. Notes
           6.875%, 1/15/16                                           Ba3                   602            633,605
           7.00%, 8/15/14                                            Ba3                   250            267,500
          Forest Oil Corp.
           Sr. Notes
           8.00%, 6/15/08                                            Ba3                   900            997,875
          Plains E&P Co.
           Sr. Sub. Notes
           8.75%, 7/1/12                                             Ba3                   300            336,750
          Pogo Producing Co.
           Series B, Sr. Sub. Notes
           8.25%, 4/15/11                                            Ba3                   550            599,500
          Vintage Petroleum, Inc.
           Sr. Sub. Notes
           7.875%, 5/15/11                                           B1                    700            749,000
          Whiting Petroleum Corp.
           Sr. Sub. Notes
           7.25%, 5/1/12                                             B2                    300            315,000
                                                                                                 ----------------
                     GROUP TOTAL                                                                        4,154,230
                                                                                                 ----------------
SERVICES (5.3%)
          Advanstar
           Communications, Inc.
           Secured
           10.75%, 8/15/10                                           B3                    400            453,500
      (1) Allied Security Escrow
           Corp.
           Sr. Sub. Notes
           11.375%, 7/15/11                                         Caa1                   400            420,000
          American Color Graphics,
           Inc.
           Notes
           10.00%, 6/15/10                                          Caa1                   800            679,000
          Brand Services, Inc.
           Gtd.
           12.00%, 10/15/12                                          B3                    600            675,000
          Buhrmann U.S., Inc
           Sr. Sub. Notes
           8.25%, 7/1/14                                             B2                    250            254,063

    The accompanying notes are an integral part of the financial statements.

                                                                   MOODY'S           FACE
                                                                   RATINGS          AMOUNT            VALUE
                                                                 (UNAUDITED)         (000)         (NOTE 1-A)
-----------------------------------------------------------------------------------------------------------------
          Diamond Triumph Auto
           Glass, Inc.
           Gtd.
           9.25%, 4/1/08                                            Caa1        $          500   $        457,500
          Great Lakes Dredge &
           Dock Co.
           Sr. Sub. Notes
           7.75%, 12/15/13                                          Caa2                   850            777,750
          IESI Corp.
           Gtd.
           10.25%, 6/15/12                                           N/R                   500            587,500
      (1) Integrated Alarm Services
           Group, Inc. Secured
           12.00%, 11/15/11                                          B3                    400            422,000
          Integrated Electrical
           Services, Inc.
           Series C, Gtd.
           9.375%, 2/1/09                                           Caa1                   625            590,625
          Iron Mountain, Inc.:
           Gtd.
           8.625%, 4/1/13                                           Caa1                   450            480,375
           7.75%, 1/15/15                                           Caa1                   250            255,000
          La Petite Academy, Inc.
           Series B, Gtd.
           10.00%, 5/15/08                                           Ca                  1,300          1,163,500
          Language Line Holdings,
           Inc.
           Sr. Sub. Notes
           11.125%, 6/15/12                                         Caa1                   250            266,250
          Morton's Restaurant
           Group, Inc.
           Secured
           7.50%, 7/1/10                                             B2                    300            294,000
          Muzak LLC/Muzak
           Finance Corp.:
           Gtd.
           9.875%, 3/15/09                                          Caa2                   650            457,438
           Sr. Notes
           10.00%, 2/15/09                                          Caa1                   300            280,875
          National Beef Packing Co.
           LLC
           Sr. Notes
           10.50%, 8/1/11                                            B2                    400            422,000
          Quintiles Transnational
           Corp.
           Sr. Sub. Notes
           10.00%, 10/1/13                                           B3                    250            281,250
          Rent-Way, Inc.
           Secured
           11.875%, 6/15/10                                          B3                    500            565,625
          Salton, Inc.
           Sr. Sub. Notes
           12.25%, 4/15/08                                           Ca                    750            570,000
          United Rentals
           North America, Inc.:
           Sr. Sub. Notes
           7.75%, 11/15/13                                           B2                    800            788,000
           7.00%, 2/15/14                                            B2                  1,000            940,000
                                                                                                 ----------------
                     GROUP TOTAL                                                                       12,081,251
                                                                                                 ----------------
TECHNOLOGY (2.4%)
          AMI Semiconductor, Inc.
           Gtd.
           10.75%, 2/1/13                                            B3         $          136   $        160,480
       (1) Advanced Micro Devices,
           Inc.
           Sr. Notes
           7.75%, 11/1/12                                            B3                    500            523,125
          Amkor Technology, Inc.:
           Sr. Notes
           9.25%, 2/15/08                                            B3                    350            359,625
           7.75%, 5/15/13                                            B3                    500            472,500
          Ampex Corp.
           Secured
           12.00%, 8/15/08                                           N/R                   443            443,481
      (1) Itron, Inc.
           Sr. Sub. Notes
           7.75%, 5/15/12                                            B2                    250            255,625
          Lucent Technologies, Inc.:
           Notes
           7.25%, 7/15/06                                            B2                    340            357,000
           5.50%, 11/15/08                                           B2                    550            567,875
          Sanmina-SCI Corp.
           Gtd.
           10.375%, 1/15/10                                          Ba2                   800            922,000
          Unisys Corp.
           Sr. Notes
           7.875%, 4/1/08                                            Ba1                   250            257,500
          Viasystems, Inc.
           Sr. Sub. Notes
           10.50%, 1/15/11                                          Caa2                   600            591,000
          Xerox Corp.
           Sr. Notes
           7.625%, 6/15/13                                           Ba2                   550            606,375
                                                                                                 ----------------
                     GROUP TOTAL                                                                        5,516,586
                                                                                                 ----------------
TEXTILE/APPAREL/SHOE MANUFACTURING (1.6%)
          BGF Industries, Inc.
           Series B, Sr. Sub. Notes
           10.25%, 1/15/09                                           Ca                    250            241,875
          Levi Strauss & Co.:
           Notes
           7.00%, 11/1/06                                            Ca                    515            543,325
           Sr. Notes
           12.25%, 12/15/12                                          Ca                    735            821,363
      (1)  9.75%, 1/15/15                                            Ca                    850            845,750
          Phillips Van-Heusen Corp.
           Sr. Notes
           7.25%, 2/15/11                                            B2                    400            422,000
      (1) Propex Fabrics, Inc.
           Sr. Notes
           10.00%, 12/1/12                                          Caa1                   500            521,250
          Tropical Sportswear
           International Corp.
           Series A, Gtd.
           11.00%, 6/15/08                                           Ca                    700            339,500
                                                                                                 ----------------
                     GROUP TOTAL                                                                        3,735,063
                                                                                                 ----------------
TOWERS (0.7%)
          American Towers, Inc.
           Gtd.
           7.25%, 12/1/11                                            B2                    500            532,500

    The accompanying notes are an integral part of the financial statements.

                                                                   MOODY'S           FACE
                                                                   RATINGS          AMOUNT            VALUE
                                                                 (UNAUDITED)         (000)         (NOTE 1-A)
-----------------------------------------------------------------------------------------------------------------
          Crown Castle
           International Corp.
           Series B, Sr. Notes
           7.50%, 12/1/13                                            B3         $          400   $        432,000
      (1) SBA Communication Corp.
           Sr. Notes
           8.50%, 12/1/12                                           Caa1                   400            410,000
      (3) SBA Telecommunications
           Corp.
           Sr. Discount Notes
           0.00%, 12/15/11                                           B3                    300            254,250
                                                                                                 ----------------
                     GROUP TOTAL                                                                        1,628,750
                                                                                                 ----------------
TRANSPORTATION (0.2%)
   (1)(3) H-Lines Finance Holding
           Corp.
           Sr. Discount Notes
           0.00%, 4/1/13                                            Caa2                   300            217,500
      (1) Horizon Lines LLC
           Notes
           9.00%, 11/1/12                                            B3                    300            324,000
                                                                                                 ----------------
                     GROUP TOTAL                                                                          541,500
                                                                                                 ----------------
UTILITIES (3.4%)
          AES Corp.:
           Sr. Notes
           9.50%, 6/1/09                                             B2                     37             41,701
           7.75%, 3/1/14                                             B2                    400            436,000
          Allegheny Energy Supply
           Co., LLC
           Notes
           7.80%, 3/15/11                                            B3                    400            438,000
          Aquila, Inc.
           Sr. Notes
           7.625%, 11/15/09                                          B2                    400            420,000
          CMS Energy Corp.:
           Sr. Notes
           7.50%, 1/15/09                                            B1                    700            749,000
           7.75%, 8/1/10                                             B1                    250            274,687
          Calpine Corp.:
      (1)  Secured
           8.50%, 7/15/10                                            N/R                   950            819,375
           Sr. Notes
           7.75%, 4/15/09                                           Caa1                   800            616,000
      (5) Calpine Generating Co.
           Secured
           7.756%, 4/1/10                                            B2                    800            786,000
          Edison Mission Energy
           Sr. Notes
           7.73%, 6/15/09                                            B1                    500            540,000
      (1) Inergy LP
           Sr. Notes
           6.875%, 12/15/14                                          B1                    250            252,500
          Midwest Generation LLC
           Secured
           8.75%, 5/1/34                                             B1                    400            456,000
      (2) Mirant Americas
           Generation LLC
           Sr. Notes
           7.625%, 5/1/06                                           N/R                    500            540,000
   (1)(2) Mirant Corp.
           Sr. Notes
           7.40%, 7/15/04                                           N/R           $        300   $        222,000
      (1) NRG Energy, Inc.
           Secured
           8.00%, 12/15/13                                           B1                    400            438,000
          Sierra Pacific Resources
           Sr. Notes
           8.625%, 3/15/14                                           B2                    300            340,500
          TNP Enterprises, Inc.
           Series B, Sr. Sub. Notes
           10.25%, 4/1/10                                            B2                    350            375,375
                                                                                                 ----------------
                     GROUP TOTAL                                                                        7,745,138
                                                                                                 ----------------
WIRELESS (3.7%)
          Airgate PCS, Inc.
           Secured
           9.375%, 9/1/09                                           Caa1                   400            433,000
      (3) Alamosa PCS Holdings,
           Inc.
           Gtd.
           0.00%, 2/15/10                                            N/R                   800            868,000
          American Cellular Corp.
           Series B, Sr. Notes
           10.00%, 8/1/11                                           Caa1                   500            431,250
          Centennial Cellular
           Operating Co./
           Centennial
           Communications Corp.
           Gtd.
           10.125%, 6/15/13                                         Caa1                   400            451,000
          Dobson Communications
           Corp.
           Sr. Notes
           8.875%, 10/1/13                                           Ca                    300            212,250
      (1) Horizon PCS, Inc.
           Sr. Notes
           11.375%, 7/15/12                                          B3                    350            393,750
          IPCS Escrow Co.
           Sr. Notes
           11.50%, 5/1/12                                            B3                    250            285,000
   (1)(3) IWO Escrow Co.
           Sr. Discount Notes
           0.00%, 1/15/15                                           Caa2                   250            156,250
      (2) IWO Holdings, Inc.
           Gtd.
           14.00%, 1/15/11                                           N/R                   550            360,250
          Nextel Communications,
           Inc.
           Sr. Notes
           7.375%, 8/1/15                                            Ba3                   250            276,250
          Nextel Partners, Inc.
           Sr. Notes
           8.125%, 7/1/11                                            B3                    750            836,250
          Rural Cellular Corp.
           Sr. Sub. Notes
           9.75%, 1/15/10                                           Caa2                 1,450          1,319,500
          Triton PCS, Inc.
           Gtd.
           8.50%, 6/1/13                                            Caa1                   750            727,500

    The accompanying notes are an integral part of the financial statements.

                                                                   MOODY'S           FACE
                                                                   RATINGS          AMOUNT            VALUE
                                                                 (UNAUDITED)         (000)         (NOTE 1-A)
-----------------------------------------------------------------------------------------------------------------
          U.S. Unwired, Inc.
           Series B, Secured
           10.00%, 6/15/12                                          Caa1        $          400   $        453,000
          Ubiquitel Operating Co.:
           Sr. Notes
           9.875%, 3/1/11                                           Caa1                   150            169,125
      (1)  9.875%, 3/1/11                                           Caa1                   350            394,625
          Western Wireless Corp.
           Sr. Notes
           9.25%, 7/15/13                                           Caa1                   500            546,250
                                                                                                 ----------------
                     GROUP TOTAL                                                                        8,313,250
                                                                                                 ----------------
TOTAL CORPORATE OBLIGATIONS
 (Cost $161,100,630)                                                                                  167,104,989
                                                                                                 ----------------
                                                                                   SHARES/
                                                                                    UNITS
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (0.9%)

BROADCAST/OUTDOOR (0.1%)
      (6) Equinix, Inc.                                                                  5,567            237,934
                                                                                                 ----------------
CABLE (0.0%)
      (6) Digitalglobe, Inc.                                                            69,987             69,987
                                                                                                 ----------------
CAPITAL GOODS (0.0%)
   (4)(6) Motels of America, Inc.                                                          750                 75
                                                                                                 ----------------
CONTAINERS (0.0%)
   (4)(6) Continental AFA Dispensing Co.                                                20,689             37,240
                                                                                                 ----------------
FINANCE (0.0%)
(4)(6)(7) Westfed Holdings, Inc.
           Class B (acquired 9/20/88, cost $510)                                        16,893                169
                                                                                                 ----------------
FOOD PROCESSORS/BEVERAGE/BOTTLING (0.4%)
      (6) Crunch Equity Holdings LLC                                                       703            913,722
(1)(4)(6) Specialty Foods Corp.                                                         52,500                525
                                                                                                 ----------------
                     GROUP TOTAL                                                                          914,247
                                                                                                 ----------------
INDUSTRIAL (0.1%)
   (4)(6) Doskocil Manufacturing Co.                                                    36,000            126,000
                                                                                                 ----------------
RETAIL- FOOD & DRUG (0.0%)
   (4)(6) Archibald Candy Corp.                                                          2,030                  0
                                                                                                 ----------------
RETAIL STORES (0.1%)
   (4)(6) Safelite Glass Corp.
           Class B                                                                      18,064             90,320
   (4)(6) Safelite Realty Corp.                                                          1,219             12,190
                                                                                                 ----------------
                     GROUP TOTAL                                                                          102,510
                                                                                                 ----------------
SERVICES (0.0%)
      (6) Cenveo, Inc.                                                                  21,306             66,049
   (1)(6) Cenveo, Inc.                                                                  10,652             33,021
                                                                                                 ----------------
                     GROUP TOTAL                                                                           99,070
                                                                                                 ----------------

                                                                                   SHARES/            VALUE
                                                                                    UNITS          (NOTE 1-A)
-----------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL/SHOE MANUFACTURING (0.2%)
      (6) Safety Components International, Inc.                                         26,759   $        370,612
                                                                                                 ----------------
WIRELESS (0.0%)
      (6) Dobson Communications Corp.
           Class A                                                                      57,927             99,634
                                                                                                 ----------------
TOTAL COMMON STOCKS
 (Cost $2,959,560)                                                                                      2,057,478
                                                                                                 ----------------
PREFERRED STOCKS (0.2%)
CABLE (0.0%)
      (6) Adelphia Communications Corp.
           13% Cum. Exchangeable Series B                                                7,500              9,375
                                                                                                 ----------------
FINANCE (0.0%)
(4)(6)(7) Westfed Holdings, Inc.
           Class A (acquired 9/20/88-
           6/18/93, cost $4,815,472)                                                    57,005             14,251
                                                                                                 ----------------
RESTAURANTS (0.0%)
(4)(6)(8) AmeriKing, Inc.
           13% Cum. Exchangeable                                                        40,375                  0
                                                                                                 ----------------
WIRELESS (0.2%)
          Dobson Communications Corp.
           6% Conv. preferred                                                              900             58,466
(6)(8)    Rural Cellular Corp.
           11.375% Sr. Exchangeable                                                        426            331,215
                                                                                                 ----------------
                     GROUP TOTAL                                                                          389,681
                                                                                                 ----------------
TOTAL PREFERRED STOCKS
 (Cost $6,611,899)                                                                                        413,307
                                                                                                 ----------------
WARRANTS (0.1%)
      (6) Advanced Glassfiber Yarns
           expiring 5/14/10                                                                115                288
      (6) Colt Telecom Group Plc
           expiring 12/31/06                                                               400              5,778
   (1)(6) Dayton Superior Corp.
           expiring 6/15/09                                                              1,250                 13
   (1)(6) Decrane Aircraft Holdings
           expiring 9/30/08                                                                800                  8
   (1)(6) Huntsman Equity Holdings Corp.
           expiring 5/15/11                                                                250            117,625
      (6) Loral Space & Communications
           expiring 12/27/06                                                             6,290                 63
      (6) Mikohn Gaming Corp.
           expiring 8/15/08                                                              3,000                 98
      (6) NTL, Inc.
           expiring 1/13/11                                                                  4                 16
   (4)(6) Pegasus Communications Corp.
           expiring 1/1/07                                                                 250                  3
   (1)(6) Pliant Corp.
           expiring 6/1/10                                                                 747                 93
   (4)(6) Safelite Glass Corp.:
           Class A expiring 9/29/06                                                     44,271                443
           Class A expiring 9/29/07                                                     29,514                295

    The accompanying notes are an integral part of the financial statements.

                                                                                   SHARES/            VALUE
                                                                                    UNITS           (NOTE 1-A)
-----------------------------------------------------------------------------------------------------------------
      (6) Star Choice Communications, Inc.
           expiring 12/5/05                                                             16,212   $         60,889
   (4)(6) Windsor Woodmont Black Hawk
           expiring 3/15/10                                                                100                  0
                                                                                                 ----------------
TOTAL WARRANTS
 (Cost $137,905)                                                                                          185,612
                                                                                                 ----------------
TOTAL DOMESTIC SECURITIES
 (Cost $170,809,994)                                                                                  169,761,386
                                                                                                 ----------------

                                                                   MOODY'S           FACE
                                                                   RATINGS          AMOUNT
                                                                 (UNAUDITED)        (000)
-----------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES (17.1%)

CORPORATE OBLIGATIONS (7.4%)

AUTOMOBILE MANUFACTURING/VEHICLE PARTS (0.1%)
          Bombardier Recreational
           Products, Inc.
           Sr. Sub. Notes (Canada)
           8.375%, 12/15/13                                          B3         USD       $250            268,125
                                                                                                 ----------------
BROADBAND (0.5%)
          Call Net Enterprises, Inc.
           Yankee Gtd. (Canada)
           10.625%, 12/31/08                                        Caa3        USD        400            402,000
      (1) Global Crossing
           Finance plc
           Gtd. (United Kingdom)
           10.75%, 12/15/14                                         Caa1        USD        750            744,375
                                                                                                 ----------------
                     GROUP TOTAL                                                                        1,146,375
                                                                                                 ----------------
BROADCAST /OUTDOOR (0.1%)
          Corus Entertainment, Inc.
           Global
           Sr. Sub. Notes (Canada)
           8.75%, 3/1/12                                             B1         USD        150            165,375
                                                                                                 ----------------
BUILDING PRODUCTS (0.1%)
  (1)(3)  MAAX Holdings, Inc.
           Sr. Discount Notes
           (Canada)
           0.00%, 12/15/12                                          Caa1        USD        500            316,250
                                                                                                 ----------------
CABLE (0.8%)
      (2) Australis Holdings Pty. Ltd.
           Yankee Sr. Secured
           Discount Notes (Australia)
           15.00%, 11/1/02                                           N/R        USD      4,600             92,000
      (1) Kabel Deutschland GmbH
           Sr. Notes (Germany)
           10.625%, 7/1/14                                           B2         USD        400            462,000
          Rogers Cablesystems, Inc.
           Series B, Yankee
           Sr. Notes (Canada)
           10.00%, 3/15/05                                           Ba3        USD        250            254,687

                                                                   MOODY'S           FACE
                                                                   RATINGS          AMOUNT            VALUE
                                                                 (UNAUDITED)        (000)           (NOTE 1-A)
-----------------------------------------------------------------------------------------------------------------
   (1)(3) Telenet Group Holding NV
           Discount Notes (Belgium)
           0.00%, 6/15/14                                           Caa2        USD       $600   $        459,000
      (1) Videotron LTEE
           Sr. Notes. (Canada)
           6.875%, 1/15/14                                           Ba3        USD        600            623,250
                                                                                                 ----------------
                     GROUP TOTAL                                                                        1,890,937
                                                                                                 ----------------
CHEMICALS (1.0%)
          Acetex Corp.
           Global Sr. Notes (Canada)
           10.875%, 8/1/09                                           B2         USD        400            437,000
          Avecia Group plc
           Global Gtd.
           (United Kingdom)
           11.00%, 7/1/09                                           Caa3        USD        750            776,250
      (1) BCP Caylux Holdings
           Sr. Sub. Notes
           (Luxembourg)
           9.625%, 6/15/14                                           B3         USD        400            453,000
          Rhodia SA
           Sr. Notes (France)
           10.25%, 6/1/10                                            B3         USD        600            678,000
                                                                                                 ----------------
                     GROUP TOTAL                                                                        2,344,250
                                                                                                 ----------------
CONTAINERS (0.6%)
          Crown Cork & Seal
           Finance plc
           Yankee Gtd.
           (United Kingdom)
           7.00%, 12/15/06                                           B3         USD        300            316,500
          Crown Euro Holdings SA
           Secured (France)
           9.50%, 3/1/11                                             B1         USD        795            910,275
                                                                                                 ----------------
                     GROUP TOTAL                                                                        1,226,775
                                                                                                 ----------------
INDUSTRIAL (0.3%)
      (2) International Utility
           Structures, Inc.:
           Sub. Notes (Canada)
           13.00%, 2/1/08                                            N/R        USD        924              4,620
          Yankee Sr. Sub. Notes
           (Canada)
           10.75%, 2/1/08                                            N/R        USD        800            168,000
      (1) Magnachip Semiconductor
           Sr. Sub. Notes
           (South Korea)
           8.00%, 12/15/14                                           B2         USD        400            419,000
                                                                                                 ----------------
                     GROUP TOTAL                                                                          591,620
                                                                                                 ----------------
LEISURE (0.3%)
          Intrawest Corp.
           Sr. Notes (Canada)
           7.50%, 10/15/13                                           B1         USD        250            267,188
      (1) NCL Corp.
           Sr. Notes (Bermuda)
           10.625%, 7/15/14                                          B2         USD        500            502,500
                                                                                                 ----------------
                     GROUP TOTAL                                                                          769,688
                                                                                                 ----------------

    The accompanying notes are an integral part of the financial statements.

                                                                   MOODY'S           FACE
                                                                   RATINGS          AMOUNT            VALUE
                                                                 (UNAUDITED)        (000)           (NOTE 1-A)
-----------------------------------------------------------------------------------------------------------------
METALS & MINING (0.1%)
          Gerdau Ameristeel Corp.
           Sr. Notes (Canada)
           10.375%, 7/15/11                                          Ba3        USD       $250   $        294,375
                                                                                                 ----------------
PAPER/FOREST PRODUCTS (1.1%)
          Abitibi-Consolidated, Inc.
           Notes (Canada)
           7.75%, 6/15/11                                            Ba3        USD        250            263,750
      (1) Ainsworth Lumber Co.,
           Ltd.
           Sr. Notes (Canada)
           7.25%, 10/1/12                                            B2         USD        250            255,625
          JSG Funding plc
           Global Sr. Notes (Ireland)
           9.625%, 10/1/12                                           B3         USD        500            560,000
          Norkse Skog Canada Ltd.
           Sr. Notes (Canada)
           7.375%, 3/1/14                                            Ba3        USD        250            261,875
          Riverside Forest Products
           Ltd.
           Sr. Notes (Canada)
           7.875%, 3/1/14                                            B2         USD        400            442,000
          Tembec Industries, Inc.:
           Global Notes, Gtd.
           (Canada)
           7.75%, 3/15/12                                            Ba3        USD        250            243,125
           Yankee Gtd. (Canada)
           8.625%, 6/30/09                                           Ba3        USD        400            404,000
                                                                                                 ----------------
                     GROUP TOTAL                                                                        2,430,375
                                                                                                 ----------------
RETAIL - FOOD & DRUG (0.2%)
      (1) Jean Coutu Group (PJC),
           Inc.
           Sr. Sub. Notes (Canada)
           8.50%, 8/1/14                                             B3         USD        400            412,000
                                                                                                 ----------------
SECONDARY OIL & GAS PRODUCERS (0.7%)
          Paramount Resources Ltd.
           Yankee Sr. Notes (Canada)
           8.875%, 7/15/14                                           B3         USD        325            396,500
      (1) Petroliam Nasional
           Berhad (Petronas)
           Bonds (Malaysia)
           7.75%, 8/15/15                                            A2         USD      1,000          1,226,382
                                                                                                 ----------------
                     GROUP TOTAL                                                                        1,622,882
                                                                                                 ----------------
TECHNOLOGY (0.4%)
          Celestica, Inc.
           Sr. Sub. Notes (Canada)
           7.875%, 7/1/11                                            Ba3        USD        300            323,250
      (1) Flextronics International
           Ltd.
           Sr. Sub. Notes (Singapore)
           6.25%, 11/15/14                                           Ba2        USD        250            248,750
          Danka Business
           Systems plc
           Sr. Notes
           (United Kingdom)
           11.00%, 6/15/10                                           B3         USD       $250   $        266,250
                                                                                                 ----------------
                     GROUP TOTAL                                                                          838,250
                                                                                                 ----------------
TRANSPORTATION (0.8%)
          Sea Containers Ltd.
           Series B, Yankee Sr. Notes
           (Bermuda)
           10.75%, 10/15/06                                          B3         USD        700            736,750
          Ship Finance International
           Ltd.
           Sr. Notes (Bermuda)
           8.50%, 12/15/13                                           B1         USD        750            776,250
      (1) Stena AB
           Sr. Notes (Sweden)
           7.00%, 12/1/16                                            Ba3        USD        250            248,750
                                                                                                 ----------------
                     GROUP TOTAL                                                                        1,761,750
                                                                                                 ----------------
UTILITIES (0.1%)
          Calpine Canada Energy
           Finance LLC
           Gtd. (Canada)
           8.50%, 5/1/08                                             Caa1       USD        317            261,525
                                                                                                 ----------------
WIRELESS (0.2%)
      (1) Millicom International
           Cellular S.A.
           Sr. Notes (Luxembourg)
           10.00%, 12/1/13                                           B3         USD        500            525,625
                                                                                                 ----------------
TOTAL CORPORATE OBLIGATIONS
 (Cost $19,073,792)                                                                                    16,866,177
                                                                                                 ----------------
GOVERNMENT OBLIGATIONS (9.7%)

ARGENTINA (0.2%)
      (5) Bocon PRO 1
           Bonds
           2.67%, 4/1/07                                             Ca         ARP        152              3,397
          Republic of Argentina
           Series 2031,
           Unsubordinated
           12.00%, 6/19/31                                           Ca         USD      1,060            352,450
                                                                                                 ----------------
                     GROUP TOTAL                                                                          355,847
                                                                                                 ----------------
BRAZIL (3.6%)
          Federal Republic of Brazil:
           Series 20YR, Bonds
           8.00%, 4/15/14                                            B1         USD      1,916          1,973,386
           Series 30YR, Collateralized
           3.0625%, 4/15/24                                          B1         USD      1,680          1,567,754
           Series RG, Bonds
           2.125%, 4/15/12                                           B1         USD      1,324          1,268,799
           Unsubordinated
           11.00%, 8/17/40                                           B1         USD      2,850          3,385,087
                                                                                                 ----------------
                     GROUP TOTAL                                                                        8,195,026
                                                                                                 ----------------

    The accompanying notes are an integral part of the financial statements.

                                                                   MOODY'S           FACE
                                                                   RATINGS          AMOUNT            VALUE
                                                                 (UNAUDITED)        (000)           (NOTE 1-A)
-----------------------------------------------------------------------------------------------------------------
COLOMBIA (0.5%)
          Republic of Colombia:
           Global Bonds
           11.75%, 2/25/20                                           Ba2        USD       $715   $        922,350
           Series EMTN, Notes
           11.50%, 5/31/11                                           Ba2        EUR        150            258,021
                                                                                                 ----------------
                     GROUP TOTAL                                                                        1,180,371
                                                                                                 ----------------
PANAMA (0.2%)
          Republic of Panama
           Bonds
           9.375%, 1/16/23                                           Ba1        USD        375            435,000
                                                                                                 ----------------
PHILIPPINES (0.6%)
          Republic of Philippines
           Bonds
           8.375%, 2/15/11                                           Ba2        USD      1,315          1,319,931
                                                                                                 ----------------
RUSSIA (2.7%)
          Ministry Finance of Russia:
           Series V, Debentures
           3.00%, 5/14/08                                            Ba2        USD      4,255          3,966,086
           Series VI, Debentures
           3.00%, 5/14/06                                            Ba1        USD        180            176,778
      (3) Russian Federation
           Series REGS,
           Unsubordinated
           5.00%, 3/31/30                                           Baa3        USD      2,030          2,101,862
                                                                                                 ----------------
                     GROUP TOTAL                                                                        6,244,726
                                                                                                 ----------------
TURKEY (0.9%)
          Republic of Turkey:
           Notes
           11.50%, 1/23/12                                           B1         USD        405            522,450
           Sr. Unsubordinated Notes
           11.875%, 1/15/30                                          B1         USD      1,000          1,445,000
                                                                                                 ----------------
                     GROUP TOTAL                                                                        1,967,450
                                                                                                 ----------------
UKRAINE (0.2%)
          Ukraine Government
           Bonds
           7.65%, 6/11/13                                            B1         USD        500            535,000
                                                                                                 ----------------
VENEZUELA (0.8%)
          Republic of Venezuela:
           Bonds
           9.25%, 9/15/27                                            B2         USD        650            687,375
           Notes
           8.50%, 10/8/14                                            B2         USD        500            531,250
           Sr. Unsubordinated Notes
           11.00%, 3/5/08                                            B2         EUR        360            573,299
                                                                                                 ----------------
                     GROUP TOTAL                                                                        1,791,924
                                                                                                 ----------------
TOTAL GOVERNMENT OBLIGATIONS
 (Cost $20,382,980)                                                                                    22,025,275
                                                                                                 ----------------
TOTAL FOREIGN SECURITIES
 (Cost $39,456,772)                                                                                    38,891,452
                                                                                                 ----------------
TIME DEPOSIT (5.8%)
          HSBC Bank USA
           (Grand Cayman)
           1.37%, 1/03/05
           (Cost $13,345,000)                                                                    $     13,345,000
                                                                                                 ----------------
TOTAL INVESTMENTS (97.6%)
 (Cost $223,611,766)                                                                                  221,997,838
                                                                                                 ----------------
OTHER ASSETS IN EXCESS OF LIABILITIES (2.4%)
                                                                                                        5,376,096
                                                                                                 ----------------
NET ASSETS (100%)
          Applicable to 49,895,588 issued and outstanding
           $.001 par value shares (authorized 100,000,000
           shares)                                                                               $    227,373,934
                                                                                                 ================

N/R--Not Rated
ARP--Argentine Peso
EUR--Euro Dollar
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to was $39,102,142 or 17.20% of net assets.
(2)  Defaulted security.
(3) Step Bond--The interest stated is as of December 31, 2004 and will reset at a future date.
(4) Not readily marketable; securities are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.
(5) Floating Rate--The interest rate changes on these instruments based upon a designated base rate. The rates shown are those in effect at December 31, 2004.
(6)  Non-income producing security.
(7) Restricted as to private and public resale. Total cost of restricted securities at December 31, 2004 aggregated $4,815,982. Total market value of restricted securities owned at December 31, 2004 was $14,420 or 0.01% of net assets.
(8)  Payment-in-kind preferred stock. Market value includes accrued dividend.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

                                                                DECEMBER 31, 2004
---------------------------------------------------------------------------------
ASSETS:
   Investments at Value
     (Cost $223,611,766) (Note 1-A)                             $     221,997,838
   Foreign Cash at Value
     (Cost $1,551,073)                                                  1,561,411
   Receivables:
     Receivable for Investments Sold                                        9,799
     Interest Receivable (Note 1-B)                                     4,394,528
   Other Assets                                                            11,091
---------------------------------------------------------------------------------
          Total Assets                                                227,974,667
---------------------------------------------------------------------------------
LIABILITIES:
     Investments Purchased                                                147,715
     Unrealized Depreciation on Forward
       Foreign Currency Transaction
       (Note 1-I)                                                          37,740
     Investment Advisory Fees (Note 2)                                    278,333
     Shareholders' Reports                                                 68,358
     Custodian Fees                                                        20,378
     Administrative Fees (Note 2)                                          19,579
     Shareholders' Servicing Fees                                          12,462
     Audit Fees                                                            10,000
     Legal Fees                                                             4,003
     Other Liabilities                                                      2,165
---------------------------------------------------------------------------------
          Total Liabilities                                               600,733
---------------------------------------------------------------------------------
NET ASSETS                                                      $     227,373,934
                                                                =================
NET ASSETS CONSIST OF:
   Capital Shares at $.001 Par Value                            $          49,896
   Capital Paid in Excess of Par Value                                390,430,990
   Distributions in Excess of Net
     Investment Income                                                 (3,889,740)
   Accumulated Net Realized Loss on
     Investments and Foreign Currency
     Transactions                                                    (157,580,865)
   Unrealized Depreciation on
     Investments, Foreign Currency
     Translations                                                      (1,636,347)
---------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 49,895,588 ISSUED
    AND OUTSTANDING SHARES (AUTHORIZED
    100,000,000 SHARES)                                         $     227,373,934
                                                                =================
NET ASSET VALUE PER SHARE                                       $            4.56
MARKET PRICE PER SHARE                                          $            4.45
=================================================================================

STATEMENT OF OPERATIONS

                                                                       YEAR ENDED
                                                                DECEMBER 31, 2004
---------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest (Net of foreign taxes withheld
     of $3,818) (Note 1-B)                                      $      19,410,109
   Dividends (Note 1-B)                                                     9,435
---------------------------------------------------------------------------------
          Total Income                                                 19,419,544
---------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees (Note 2)                                    1,080,394
   Custodian Fees                                                         120,774
   Administrative Fees (Note 2)                                           108,039
   Shareholders' Reports                                                  103,897
   Directors' Fees and Expenses                                            67,856
   Shareholders' Servicing Fees                                            65,671
   Legal Fees                                                              49,950
   Audit Fees                                                              44,650
   NYSE Fees                                                               39,105
   Insurance                                                               25,382
   Miscellaneous                                                           13,254
---------------------------------------------------------------------------------
          Total Expenses                                                1,718,972
---------------------------------------------------------------------------------
             Net Investment Income                                     17,700,572
---------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY RELATED ITEMS
   Net realized gain from investments                                   2,566,562
   Net realized gain on foreign currency
     transactions (Note 1-B)                                              453,423
   Net change in unrealized appreciation
     (depreciation) from investments                                    7,561,550
   Net change in unrealized appreciation
     (depreciation) from foreign
     currency translations (Note 1-B)                                     184,469
---------------------------------------------------------------------------------
Net Realized Gain and Change in
  Unrealized Appreciation                                             10,766,004
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $     28,466,576
=================================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      YEAR ENDED DECEMBER 31,
                                                                                                   ------------------------------
                                                                                                       2004             2003
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net Investment Income                                                                           $  17,700,572    $  18,352,767
   Net Realized Gain (Loss) on Investments and Foreign Currency Transactions                           3,019,985       (5,436,579)
   Change in Unrealized Appreciation of Investments and Foreign Currency Translations                  7,746,019       34,311,753
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  28,466,576       47,227,941
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   Net Investment Income                                                                             (20,005,808)     (21,280,026)
   Return of Capital                                                                                    (950,339)      (1,173,023)
---------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                                                             (20,956,147)     (22,453,049)
---------------------------------------------------------------------------------------------------------------------------------
   Total Increase in Net Assets                                                                        7,510,429       24,774,892
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                                                               219,863,505      195,088,613
---------------------------------------------------------------------------------------------------------------------------------
   End of Period (Including distributions in excess of net investment income of (3,889,740) and
     ($4,068,815), respectively.)                                                                  $ 227,373,934    $ 219,863,505
=================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                 YEAR ENDED DECEMBER 31,
                                                               ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                 2004       2003       2002       2001(2)        2000
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $    4.41  $    3.91  $    4.74   $    5.70     $    7.34
------------------------------------------------------------------------------------------------------------------------
   Offering Costs                                                     --         --         --          --            --
------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income                                            0.35       0.37       0.42        0.61+         0.67
   Net Realized and Unrealized Gain (Loss)
     on Investments and Futures Contracts                           0.22       0.58      (0.55)      (0.85)        (1.55)
------------------------------------------------------------------------------------------------------------------------
      Total from Investment Activities                              0.57       0.95      (0.13)      (0.24)        (0.88)
------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income                                           (0.40)     (0.43)     (0.62)      (0.72)        (0.76)
   Return of Capital                                               (0.02)     (0.02)     (0.08)         --            --
------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                          (0.42)     (0.45)     (0.70)      (0.72)        (0.76)
------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Shares
 Issued through Rights Offering                                       --         --         --          --            --
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $    4.56  $    4.41  $    3.91   $    4.74     $    5.70
========================================================================================================================
PER SHARE MARKET VALUE, END OF YEAR                            $    4.45  $    4.50  $    3.88   $    4.98     $    5.56
========================================================================================================================
TOTAL INVESTMENT RETURN:
   Net Asset Value (1)                                             13.55%     24.59%     (5.26)%     (6.04)%      (12.37)%
   Market Value                                                     8.60%     28.11%    (10.52)%      1.15%         3.55%
========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:

Net Assets, End of Year (Thousands)                            $ 227,374  $ 219,864  $ 195,089   $ 236,652     $ 197,817
Ratio of Expenses to Average Net Assets
 Including Expense Offsets                                          0.78%      0.78%      0.79%       1.07%         0.78%
Ratio of Expenses to Average Net Assets                             0.78%      0.78%      0.79%       1.07%         0.78%
Ratio of Net Investment Income to Average
 Net Assets                                                         8.08%      8.83%      9.93%      11.66%        10.10%
Portfolio Turnover Rate                                             57.8%      77.8%      61.1%       50.1%(3)      39.1%
------------------------------------------------------------------------------------------------------------------------

                                                                                 YEAR ENDED DECEMBER 31,
                                                               ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                 1999       1998       1997        1996          1995^
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $    7.77  $    8.44  $    8.12   $    8.63     $    8.05
------------------------------------------------------------------------------------------------------------------------
   Offering Costs                                                     --         --         --       (0.02)           --
------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income                                            0.75       0.71       0.69        0.75          0.86
   Net Realized and Unrealized Gain (Loss)
     on Investments and Futures Contracts                          (0.46)     (0.66)      0.39        0.18          0.48
------------------------------------------------------------------------------------------------------------------------
      Total from Investment Activities                              0.29       0.05       1.08        0.93          1.34
------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income                                           (0.72)     (0.72)     (0.76)      (0.90)        (0.76)
   Return of Capital                                                  --         --         --          --            --
------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                          (0.72)     (0.72)     (0.76)      (0.90)        (0.76)
------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Shares
 Issued through Rights Offering                                       --         --         --       (0.52)           --
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $    7.34  $    7.77  $    8.44   $    8.12     $    8.63
========================================================================================================================
PER SHARE MARKET VALUE, END OF YEAR                            $    6.06  $    7.56  $    8.75   $    7.63     $    7.88
========================================================================================================================
TOTAL INVESTMENT RETURN:
   Net Asset Value (1)                                              4.50%      0.47%     14.03%      10.59%*       17.41%
   Market Value                                                   (11.32)%    (5.68)%    25.90%      10.05%*       24.34%
========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:

Net Assets, End of Year (Thousands)                            $ 254,857  $ 269,507  $ 291,959   $ 280,634     $ 210,441
Ratio of Expenses to Average Net Assets
 Including Expense Offsets                                          0.78%      0.81%      0.84%       0.94%           --
Ratio of Expenses to Average Net Assets                             0.78%      0.81%      0.84%       0.95%         0.92%
Ratio of Net Investment Income to Average
 Net Assets                                                         9.90%      8.59%      8.47%       9.23%        10.22%
Portfolio Turnover Rate                                             43.5%      84.7%      97.7%       81.0%         44.1%
------------------------------------------------------------------------------------------------------------------------

^ Credit Suisse Asset Management, LLC, formerly known as BEA Associates replaced CS First Boston Investment Management as the Fund's investment adviser effective June 13, 1995.
*    Adjusted for Rights Offering.
+    Calculated using the average share method.
(1) Total investment return based on per share net asset value reflects the effects of change in net asset value on the performance of the Fund during each year, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value, due to differences between the market price of the stock and the net asset value of the Fund.
(2) As required, effective January 1, 2001 the Fund has adopted provisions of AICPA Audit and Accounting Guide for Investment Companies and has begun amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share by $0.004 and an increase to net realized and unrealized gains and losses per share by $0.004 and a decrease to the net ratio of net investment income to average net assets from 11.73% to 11.66%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(3) Due to the realignment of the Fund's portfolio in connection with the combination with Credit Suisse Strategic Global Income Fund, Inc., the cost of purchases of $30,040,944 and proceeds from sales of $37,801,151 have been excluded from the Portfolio Turnover calculation.

     Note: Current Year permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

    The accompanying notes are an integral part of the financial statements.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Credit Suisse Asset Management Income Fund, Inc. (the "Fund") was incorporated on February 11, 1987 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek current income through investment primarily in debt securities.

On May 14, 2001, the Fund acquired substantially all of the assets and assumed the liabilities of Credit Suisse Asset Management Strategic Global Income Fund, Inc. ("CGF"). Pursuant to the terms of the agreement governing the acquisition, the CGF shareholders, for each share of common stock of CGF held, became entitled to receive an equivalent dollar amount of full shares of common stock of the Fund. Based on the net asset values of the Fund and CGF as of May 11, 2001 ($5.49 and $6.96, respectively), the conversion ratio was 1.2681 shares of the Fund for each share of CGF. Cash was paid in lieu of fractional shares. Net assets of the Fund and CGF as of the acquisition date were $190,522,544 and $83,383,448, including unrealized depreciation of $71,252,968 and $16,668,823, respectively. Total net assets immediately after the acquisition were $273,905,992. Based upon the opinion of Fund counsel, the acquisition qualified as a tax-free reorganization for Federal income tax purposes, with no gain or loss recognized by the Fund, CGF or their shareholders.

A. SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater then 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation ("Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors.

The Fund may invest up to 10% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") (excludes 144A securities). These securities are valued pursuant to the valuation procedures noted above.

B. SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on a trade date basis. Interest income is accrued as earned. The Fund amortizes premium and accretes discount using the effective yield method. Dividends are recorded on the ex-dividend date.

The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Discount or premium on mortgage backed securities are recorded upon receipt of principal payments on the underlying mortgage pools.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles in the United States of America ("GAAP").

D. FEDERAL INCOME TAXES: No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

E. USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

F. SHORT-TERM INVESTMENTS: The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect wholly-owned subsidiary of Credit Suisse Group, sweeps available cash into either a short-term variable rate time deposit issued by Brown Brothers Harriman & Co. ("BBH&Co."), the Fund's custodian, Grand Cayman branch or with other client approved, and highly rated banks. The short-term time deposit is a variable rate account classified as a short-term investment.

G. DELAYED DELIVERY COMMITMENTS: The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

H. FUTURES CONTRACTS: The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contracts. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contracts may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. At December 31, 2004, the Fund had no open futures contracts.

I. FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, or an offsetting position is entered into. At December 31, 2004, the Fund had the following open forward foreign currency contract:

       FORWARD                           FOREIGN
       FOREIGN                           CURRENCY
       CURRENCY         EXPIRATION        TO BE           CONTRACT      CONTRACT    UNREALIZED
       CONTRACT            DATE            SOLD            AMOUNT         VALUE        LOSS
----------------------  ----------  ------------------  ------------  ------------  -----------
European Economic
 Unit                    3/16/05    EURO    (1,699,438) $  2,274,188  $  2,311,928  $   (37,740)

J. OTHER: The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or gains are earned.

The Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Fund's access to attractive investment opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely effect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent a Fund invests in junk bonds) the Fund's net asset value.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund at a computed weekly and paid quarterly rate as follows: 0.50% of the lower of the weekly stock price (market value) of the Fund's outstanding shares or its average weekly net assets.

For the year ended December 31, 2004, investment advisory fees earned were $1,080,394.

BBH&Co., provides administrative and custodial services to the Fund. Under the Administration and Custody Agreements, BBH&Co. is paid a fee based on average net assets.

For the year ended December 31, 2004, BBH&Co. earned administrative service fees (including out-of-pocket expenses) of $108,039.

Fleet National Bank provides transfer agent services to the Fund. Under the Transfer Agent Agreement, Fleet National Bank is paid a fee based on the number of accounts in the Fund per year. In addition, the Fund is charged certain out-of-pocket expenses by Fleet National Bank.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the year ended December 31, 2004, Merrill was paid $52,865 for its services to the Fund.

NOTE 3. LINE OF CREDIT
The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2004 and during the year ended December 31, 2004, the Fund had no borrowings under the Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2004, there were no transactions in U.S. Government and Agency Obligations. Purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                          INVESTMENT SECURITIES
                                                          ---------------------
Purchases                                                 $         122,790,631
Sales                                                               138,838,759

NOTE 5. FEDERAL INCOME TAXES
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, interest accrual from defaulted bonds, losses deferred due to wash sales and Post-October losses.

The tax characteristics of dividends paid during the year ended December 31, 2004 and the year ended December 31, 2003, respectively, for the Fund were as follows:

        ORDINARY INCOME                 RETURN OF CAPITAL
--------------------------------   ---------------------------
     2004              2003           2004           2003
---------------   --------------   -----------   -------------
$    20,005,808   $   21,280,026   $   950,339   $   1,173,023

At December 31, 2004, the components of distributable earnings on a tax basis for the Fund were as follows:

      Undistributed Income Other                 $     (3,889,740)*
      Accumulated Capital and other losses           (157,391,053)
      Unrealized appreciation (depreciation)           (1,826,160)**
                                                 ----------------
                                                 $   (163,106,953)
                                                 ----------------

     * Other Book/Tax temporary differences are attributable primarily to the mark-to-market of Forward Currency Contracts and the accrual of defaulted interest on bonds.

     ** The difference between Book-basis and Tax-basis unrealized depreciation is attributable primarily to the Tax deferral of losses on wash sales.

At December 31, 2004, the Fund had capital loss carryforwards available to offset possible future capital gains as follows:

                                          EXPIRES DECEMBER 31,
---------------------------------------------------------------------------------------------------------
    2006           2007           2008           2009            2010            2011            2012
------------   ------------   ------------   -------------   -------------   -------------   ------------
$  3,565,110   $  9,512,339   $  2,335,946   $  50,358,903   $  72,148,258   $  18,379,472   $  1,091,025

At December 31, 2004, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments were as follows; $223,801,579, 18,047,399, (19,851,140) and $(1,803,741), respectively.

At December 31, 2004, the Fund reclassified $3,434,650 from accumulated undistributed net investment income and $(2,389,770) from accumulated net realized loss to paid in capital, to adjust for permanent book/tax treatments of foreign currency transactions, interest accrual from defaulted bonds sold and return of capital. Net assets were not affected by these reclassifications.

NOTE 6. OTHER
The Fund issued to its shareholders of record as of the close of business on September 27, 1996, transferable Rights to subscribe for up to an aggregate of 10,160,570 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $7.15 per share. During October 1996, the Fund issued a total of 10,160,570 shares of Common Stock on exercise of such Rights. Rights' offering costs of $550,000 were charged directly against the proceeds of the Offering.

NOTE 7. CONTINGENCIES
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contacts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Credit Suisse Asset Management Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
February 18, 2005

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by Fleet National Bank, not by Credit Suisse Asset Management Income Fund, Inc., (the "Fund"). Fleet National Bank will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

Fleet National Bank, as Program Administrator administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors
(888) 697-8026. Current Shareholders (800) 730-6001. All correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink Program, P.O. 43010, Providence, RI 02940-3010.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                           POSITION(S)     TERM OF OFFICE                                   FUND COMPLEX
  NAME, ADDRESS AND           HELD           AND LENGTH        PRINCIPAL OCCUPATION(S)       OVERSEEN BY      OTHER DIRECTORSHIPS
    DATE OF BIRTH           WITH FUND      OF TIME SERVED      DURING PAST FIVE YEARS          DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Enrique R. Arzac         Director,        Since 1990;       Professor of Finance and              8        Director of The Adams
Columbia University      Nominating       current term      Economics, Graduate                            Express Company (a
Graduate School of       Committee        ends at the 2007  School of Business,                            closed-end investment
Business                 Chairman and     annual meeting    Columbia University                            company); Director of
New York, New York       Audit Committee                    since 1971.                                    Petroleum and Resources
10027                    Member                                                                            Corporation (a closed-end
Date of Birth: 02/10/41                                                                                    investment company.)

Lawrence J. Fox          Director,        Since 1990;       Partner of Drinker                    3        Director, Winthrop Trust
One Logan Square         Nominating       current term      Biddle & Reath (law firm)                      Company.
18th & Cherry Streets    Committee        ends at the 2006  since 1972.
Philadelphia,            Member and       annual meeting
Pennsylvania 19103       Audit Committee
Date of Birth: 07/17/43  Chairman

James S. Pasman, Jr.     Director,        Since Fund        Currently retired.                   42        Director of Education
c/o Credit Suisse Asset  Nominating       Inception;                                                       Management Corp.
Management, LLC          and Audit        current term
466 Lexington Avenue     Committee        ends at the 2005
New York, New York       Member           annual meeting
10017-3140
Date of Birth: 12/20/30

INTERESTED DIRECTORS(1)

Michael E. Kenneally     Director,        Since 2004;       Chairman and Global                  44        None
Credit Suisse Asset      Chairman of      Current term      Chief Executive Officer of
Management, LLC          the Board and    ends at the 2006  CSAM since 2003;
466 Lexington Avenue     Chief Executive  annual meeting    Chairman and Chief
New York, New York       Officer                            Investment Officer of
10017-3140                                                  Banc of America Capital
Date of Birth: 03/30/54                                     Management from 1998 to
                                                            March 2003.

William W. Priest, Jr.   Director         Since 1997;       Chief Executive Officer of           47        Director of Globe
c/o Epoch Investment                      current term      J Net Enterprises, Inc.                        Wireless, LLC (maritime
Partners                                  ends at the 2005  (technology holding                            communications company);
667 Madison Avenue                        annual meeting    company) since June 2004;                      Director of InfraRed X
New York, New York                                          Chief Executive Officer of                     (medical device company);
10021                                                       Epoch Investment                               Director of J Net
Date of Birth: 09/24/41                                     Partners, Inc. since                           Enterprises, Inc.
                                                            April 2004; Co-Managing
                                                            Partner, Steinberg Priest &
                                                            Sloane Capital Management,
                                                            LLC since March 2001 to
                                                            March 2004; Chairman and
                                                            Managing Director of CSAM
                                                            from 2000 to February 2001;
                                                            Chief Executive Officer and
                                                            Managing Director of CSAM
                                                            from 1990 to 2000.

                           POSITION(S)     TERM OF OFFICE
  NAME, ADDRESS AND           HELD           AND LENGTH                            PRINCIPAL OCCUPATION(S)
    DATE OF BIRTH           WITH FUND      OF TIME SERVED                          DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
OFFICERS(2)

Richard J. Lindquist     President and    Since 1996        Managing Director of CSAM; Associated with CSAM since 1995; Officer
Credit Suisse Asset      Chief                              of other Credit Suisse Funds.
Management, LLC          Investment
466 Lexington Avenue     Officer
New York, New York
10017-3140
Date of Birth: 06/22/60

Michael A. Pignataro     Chief            Since 1995        Director and Director of Fund Administration of CSAM; Associated
Credit Suisse Asset      Financial                          with CSAM since 1984; Officer of other Credit Suisse Funds.
Management, LLC          Officer, Vice
466 Lexington Avenue     President and
New York, New York       Secretary
10017-3140
Date of Birth: 11/15/59

Emidio Morizio           Chief            Since 2004        Director and Global Head of Compliance of CSAM; Associated with
Credit Suisse Asset      Compliance                         CSAM since July 2000; Vice President and Director of Compliance
Management, LLC          Officer                            of Forstmann-Leff Associates from 1998 to June 2000; Officer of
466 Lexington Avenue                                        other Credit Suisse Funds.
New York, New York
10017-3140
Date of Birth: 09/21/66

Ajay Mehra               Chief Legal      Since 2004        Director and Deputy General Counsel of CSAM since September 2004;
Credit Suisse Asset      Officer                            Senior Associate of Shearman & Sterling LLP from September 2000 to
Management, LLC                                             September 2004; Senior Counsel of the SEC Division of Investment
466 Lexington Avenue                                        Management from June 1997 to September 2000; Officer of other Credit
New York, New York                                          Suisse Funds.
10017-3140
Date of Birth: 08/14/70

J. Kevin Gao             Senior Vice      Since 2004        Vice President and legal counsel of CSAM; Associated with CSAM since
Credit Suisse Asset      President                          July 2003; Associated with the law firm of Willkie Farr & Gallagher
Management, LLC                                             LLP from 1998 to 2003; Officer of the other Credit Suisse Funds.
466 Lexington Avenue
New York, New York
10017-3140
Date of Birth: 10/13/67

Robert M. Rizza          Treasurer        Since 1999        Assistant Vice President of CSAM; Associated with CSAM since 1998;
Credit Suisse Asset                                         Officer of other Credit Suisse Funds.
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140
Date of Birth: 12/09/65

(1) Designates a director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended. Mr. Priest is an interested person of the Fund because, up to December 31, 2002, he was retained by CSAM to provide consulting services.

(2)  The officers of the Fund shown are officers that make policy decisions.

ANNUAL CERTIFICATIONS (UNAUDITED)

The Fund's Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Fund of the NYSE's corporate governance listing standards. The Fund's Chief Executive Officer and Chief Financial Officer have also filed certifications with the SEC as part of the Fund's Form N-CSR filings that cover certain public disclosure documents of the Fund, including its annual and semi-annual reports to stockholders.

ADDITIONAL FEDERAL TAX INFORMATION (UNAUDITED)

The percentage of ordinary income dividends paid by the Fund during the year ended December 31, 2004, which qualify for the Dividends Received Deduction available to corporate shareholders was 0.02%.

In January, 2005, the Fund will report on Form 1099 the tax status of all distributions made during the calendar year 2004. Shareholders should use the information on Form 1099 for their tax income returns.

Please consult your Tax Advisor if you have any questions concerning the above information.

PROXY POLICY AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Credit Suisse Asset Management Income Fund, Inc. (the "Fund") voted proxies related to its portfolio securities during the 12-month period ended June 30, 2004, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

-  By calling 1-800-293-1232
-  On the Fund's website, www.csam.com/us
-  On the website of the Securities and Exchange Commission, http://www.sec.gov

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http:/www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Small Cap Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Mid-Cap Growth Fund
Credit Suisse New York Municipal Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST- Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam.com/us.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The Indonesia Fund, Inc. (IF)
The First Israel Fund, Inc. (ISL)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse High Yield Bond Fund (DHY)

4946-AR-04
Credit Suisse Asset Management, LLC
Phone: 1-800-293-1232
www.csam.com/us

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2004. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2004.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and James Pasman, Jr. Each audit committee financial expert is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), for its fiscal years ended December 31, 2003 and December 31, 2004.

                                   2003            2004
---------------------------------------------------------------
Audit Fees                         $     37,410    $     37,410
Audit-Related Fees(1)              $      3,000    $      4,500
Tax Fees(2)                        $      2,175    $      2,284
All Other Fees                               --              --
---------------------------------------------------------------
Total                              $     42,585    $     44,194
---------------------------------------------------------------

(1) Services include agreed-upon procedures in connection with the registrant's semi-annual financial statements ($3,000 per year) and the registrant's third quarter 2004 Form N-Q filing ($1,500).

(2) Tax services in connection with the registrant's excise tax calculations and review of the registrant's applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant's operations and financial reporting and that were rendered by PwC to the registrant's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"), and any service provider to the registrant controlling, controlled by or under common control with CSAM that provided ongoing services to the registrant ("Covered Services Provider"), for the registrant's fiscal years ended December 31, 2003 and December 31, 2004.

                                         2003       2004
--------------------------------------------------------
Audit-Related Fees                       N/A        N/A

Tax Fees                                 N/A        N/A
All Other Fees                           N/A        N/A
-------------------------------------------------------
Total                                    N/A        N/A
-------------------------------------------------------

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to CSAM and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

                                         2003       2004
--------------------------------------------------------
Audit-Related Fees                       N/A        N/A
Tax Fees                                 N/A        N/A
All Other Fees                           N/A        N/A
--------------------------------------------------------
Total                                    N/A        N/A
--------------------------------------------------------

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to CSAM and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant's fiscal years ended December 31, 2003 and December 31, 2004:

                                         2003       2004
--------------------------------------------------------
Audit-Related Fees                       N/A        N/A
Tax Fees                                 N/A        N/A
All Other Fees                           N/A        N/A
--------------------------------------------------------
Total                                    N/A        N/A
--------------------------------------------------------

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, CSAM and Covered Service Providers for the fiscal years ended December 31, 2003 and December 31, 2004 were $5,175 and $6,784, respectively.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Enrique R. Arzac, Laurence Fox and James Pasman, Jr.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                               CREDIT SUISSE FUNDS

                        CREDIT SUISSE INSTITUTIONAL FUNDS

                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

Introduction

     Credit Suisse Asset Management, LLC ("CSAM") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

     The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

     The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

     For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

     CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

     In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

     These records include the following:

     -  a copy of the Policy;

     -  a copy of each proxy statement received on behalf of CSAM clients;

     -  a record of each vote cast on behalf of CSAM clients;

     - a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

     - a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

     CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

     Disclosure

     CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

     ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

     Procedures

     The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

     Operational Items

     Adjourn Meeting

          Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend Quorum Requirements

          Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

     Amend Minor Bylaws

          Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change Date, Time, or Location of Annual Meeting

          Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     Ratify Auditors

          Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

     Board of Directors

     Voting on Director Nominees in Uncontested Elections

          Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences;
          (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

     Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Director and Officer Indemnification and Liability Protection

          Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling Vacancies/Removal of Directors

          Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent Chairman (Separate Chairman/CEO)

          Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

     Majority of Independent Directors

          Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

     Term Limits

          Generally vote against shareholder proposals to limit the tenure of outside directors.

     Proxy Contests

     Voting on Director Nominees in Contested Elections

          Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

     Confidential Voting

          Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Antitakeover Defenses and Voting Related Issues

     Advance Notice Requirements for Shareholder Proposals/Nominations

          Votes on advance notice proposals are determined on a case-by-case basis.

     Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison Pills (Shareholder Rights Plans)

          Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

     Shareholders' Ability to Act by Written Consent

          Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

     Shareholders' Ability to Call Special Meetings

          Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

     Supermajority Vote Requirements

          Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

     Merger and Corporate Restructuring

     Appraisal Rights

          Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Asset Purchases

          Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits;
          (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

     Asset Sales

          Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital;
          (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

     Conversion of Securities

          Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate Reorganization

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Reverse Leveraged Buyouts

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Formation of Holding Company

          Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights;
          (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium;
          (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint Ventures

          Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed;
          (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

     Mergers and Acquisitions

          Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits;
          (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private Placements

          Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Prepackaged Bankruptcy Plans

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Recapitalization

          Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs

          Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

     Value Maximization Proposals

          Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

     Capital Structure

     Adjustments to Par Value of Common Stock

          Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common Stock Authorization

          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual-class Stock

          Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue Stock for Use with Rights Plan

          Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive Rights

          Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

     Preferred Stock

          Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     Recapitalization

          Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share Repurchase Programs

          Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends

          Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking Stock

          Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

     Executive and Director Compensation

     Executive and Director Compensation

          Votes on compensation plans for directors are determined on a case-by-case basis.

     Stock Plans in Lieu of Cash

          Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

     Director Retirement Plans

          Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management Proposals Seeking Approval to Reprice Options

          Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

     Incentive Bonus Plans and Tax Deductibility Proposals

          Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee Stock Ownership Plans (ESOPs)

          Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

     401(k) Employee Benefit Plans

          Generally vote for proposals to implement a 401(k) savings plan for employees.

     Shareholder Proposals Regarding Executive and Director Pay

          Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     Performance-Based Option Proposals

          Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

     Stock Option Expensing

          Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden and Tin Parachutes

          Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 19, 2004

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 1, 2004.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Registrant's Code of Ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

          /s/ Michael E. Kenneally
          ------------------------
          Name:  Michael E. Kenneally
          Title: Chief Executive Officer
          Date:  March 8, 2005

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          /s/ Michael E. Kenneally
          ------------------------
          Name:  Michael E. Kenneally
          Title: Chief Executive Officer
          Date:  March 8, 2005

          /s/ Michael A. Pignataro
          ------------------------
          Name:  Michael A. Pignataro
          Title: Chief Financial Officer
          Date:  March 8, 2005